                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 1 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                                                                   EXHIBIT 10.33

              INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252
                     OF THE TELECOMMUNICATIONS ACT OF 1996



                                  BY AND AMONG



                        ILLINOIS BELL TELEPHONE COMPANY,
                  INDIANA BELL TELEPHONE COMPANY INCORPORATED,
                        MICHIGAN BELL TELEPHONE COMPANY,
                         NEVADA BELL TELEPHONE COMPANY,
                        THE OHIO BELL TELEPHONE COMPANY,
                         PACIFIC BELL TELEPHONE COMPANY,
                   THE SOUTHERN NEW ENGLAND TELEPHONE COMPANY,
                      SOUTHWESTERN BELL TELEPHONE COMPANY,
                      WISCONSIN BELL, INC. D/B/A AMERITECH
                                   WISCONSIN

                                       AND

                         BIRCH TELECOM OF OKLAHOMA, INC.

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 2 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799


                                TABLE OF CONTENTS


1.     DEFINITIONS............................................................................................6

2.     INTERPRETATION, CONSTRUCTION AND SEVERABILITY.........................................................27

3.     NOTICE OF CHANGES -- SECTION 251(C)(5)................................................................32

4.     GENERAL RESPONSIBILITIES OF THE PARTIES...............................................................32

5.     EFFECTIVE DATE, TERM, AND TERMINATION.................................................................35

6.     FRAUD.................................................................................................38

7.     DEPOSITS (SBC-12STATE)................................................................................39

8.     BILLING AND PAYMENT OF CHARGES........................................................................42

9.     NONPAYMENT AND PROCEDURES FOR DISCONNECTION...........................................................48

10.    DISPUTE RESOLUTION....................................................................................53

11.    AUDITS -APPLICABLE IN SBC-12STATEONLY.................................................................57

12.    DISCLAIMER OF REPRESENTATIONS AND WARRANTIES..........................................................60

13.    LIMITATION OF LIABILITY...............................................................................60

14.    INDEMNITY.............................................................................................62

15.    REMEDIES..............................................................................................67

16.    INTELLECTUAL PROPERTY.................................................................................67

17.    NOTICES...............................................................................................68

18.    PUBLICITY AND USE OF TRADEMARKS OR SERVICE MARKS......................................................71

19.    NO LICENSE............................................................................................71

20.    CONFIDENTIALITY.......................................................................................71

21.    INTERVENING LAW.......................................................................................77

22.    GOVERNING LAW.........................................................................................77

23.    REGULATORY APPROVAL...................................................................................78



                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 3 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799


24.    CHANGES IN END USER LOCAL EXCHANGE SERVICE PROVIDER SELECTION.........................................78

25.    COMPLIANCE AND CERTIFICATION..........................................................................79

26.    LAW ENFORCEMENT.......................................................................................79

27.    RELATIONSHIP OF THE PARTIES/INDEPENDENT CONTRACTOR....................................................81

28.    NO THIRD PARTY BENEFICIARIES; DISCLAIMER OF AGENCY....................................................81

29.    ASSIGNMENT............................................................................................81

30.    DELEGATION TO AFFILIATE...............................................................................82

31.    SUBCONTRACTING........................................................................................83

32.    HAZARDOUS SUBSTANCES AND RESPONSIBILITY FOR ENVIRONMENTAL CONTAMINATION...............................83

33.    FORCE MAJEURE.........................................................................................84

34.    TAXES.................................................................................................85

35.    NON-WAIVER............................................................................................88

36.    NETWORK MAINTENANCE AND MANAGEMENT....................................................................89

37.    SIGNALING.............................................................................................90

38.    TRANSMISSION OF TRAFFIC TO THIRD PARTIES..............................................................90

39.    CUSTOMER INQUIRIES....................................................................................90

40.    EXPENSES..............................................................................................91

41.    CONFLICT OF INTEREST..................................................................................91

42.    SURVIVAL..............................................................................................91

43.    SCOPE OF AGREEMENT....................................................................................92

44.    AMENDMENTS AND MODIFICATIONS..........................................................................92

45.    APPENDICES INCORPORATED BY REFERENCE..................................................................92

46.    AUTHORITY.............................................................................................96



                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 4 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799


47.    COUNTERPARTS..........................................................................................96

48.    ENTIRE AGREEMENT......................................................................................97

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                    PAGE 5 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799


           INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE
                         TELECOMMUNICATIONS ACT OF 1996

         This Interconnection Agreement under Sections 251 and 252 of the Telecommunications Act of 1996 (THE AGREEMENT), is dated as of January 27, 2000 by and among SBC Communications Inc. covering ILLINOIS BELL TELEPHONE, INDIANA BELL TELEPHONE COMPANY INCORPORATED, MICHIGAN BELL TELEPHONE COMPANY, NEVADA BELL TELEPHONE COMPANY (A NEVADA CORPORATION), THE OHIO BELL TELEPHONE COMPANY, PACIFIC BELL TELEPHONE COMPANY (A CALIFORNIA CORPORATION), THE SOUTHERN NEW ENGLAND TELEPHONE COMPANY (A CONNECTICUT CORPORATION) AND SOUTHWESTERN BELL TELEPHONE COMPANY (A MISSOURI CORPORATION), WISCONSIN BELL, INC. D/B/A AMERITECH WISCONSIN, and, Birch Telecom of Oklahoma, Inc. (CLEC), (a Delaware corporation), shall apply to the state(s) of Oklahoma.

         WHEREAS, CLEC represents that it is, or intends to become, a provider of Telephone Exchange Service to residential and business End Users offered exclusively over its own Telephone Exchange Service facilities or predominantly over its own Telephone Exchange Service facilities in combination with the use of unbundled Network Elements purchased from other entity(ies) and the resale of Telecommunications Services of other carriers.

         WHEREAS, the Parties want to Interconnect their networks at mutually agreed upon points of interconnection to provide, directly or indirectly, Telephone Exchange Services and Exchange Access to residential and business End Users over their respective Telephone Exchange Service facilities in the states which are subject to this Agreement; and

         WHEREAS, the Parties are entering into this Agreement to set forth the respective obligations of the Parties and the terms and conditions under which the Parties will Interconnect their networks and facilities and provide to each other services as required by the Telecommunications Act of 1996 as specifically set forth herein; and

         WHEREAS, for purposes of this Agreement, CLEC intends to operate where ILLINOIS BELL TELEPHONE, INDIANA BELL TELEPHONE COMPANY INCORPORATED, MICHIGAN BELL TELEPHONE COMPANY, NEVADA BELL TELEPHONE COMPANY (A NEVADA CORPORATION), THE OHIO BELL TELEPHONE COMPANY, PACIFIC BELL TELEPHONE COMPANY (A CALIFORNIA CORPORATION), THE SOUTHERN NEW ENGLAND TELEPHONE COMPANY (A CONNECTICUT CORPORATION) AND SOUTHWESTERN BELL TELEPHONE COMPANY (A MISSOURI CORPORATION), WISCONSIN BELL, INC. D/B/A AMERITECH WISCONSIN are the incumbent Local Exchange Carrier(s) and CLEC, a competitive Local Exchange Carrier, has or, prior to the provisioning of any Interconnection, access to unbundled Network Elements, Telecommunications Services or any other functions, facilities, products or services

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 6 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

         hereunder, will have been granted authority to provide certain local Telephone Exchange Services in the foregoing ILEC Service areas by the appropriate State Commission(s);

         NOW, THEREFORE, the Parties hereby agree as follows:

         This Agreement is composed of General Terms and Conditions, which are set forth below, together with certain Appendices, Schedules, Exhibits and Addenda which immediately follow this Agreement, all of which are hereby incorporated in this Agreement by this reference and constitute a part of this Agreement.

                          GENERAL TERMS AND CONDITIONS

1.      DEFINITIONS

         [1] Capitalized Terms used in this Agreement shall have the respective meanings specified below in, Section 1.x of each Appendix attached hereto, and/or as defined elsewhere in this Agreement.

         1.1      GENERAL DEFINITIONS

                  1.1.1 "A-LINK" means a diverse pair of facilities connecting local end office switching centers with Signaling Transfer Points.

                  1.1.2 "ACT" means the Communications Act of 1934 [47 U.S.C. 153(R)], as amended by the Telecommunications Act of 1996, Public Law 104-104, 110 Stat. 56 (1996)
                           codified throughout 47 U.S.C.

                  1.1.3 "ACCESS COMPENSATION" is the compensation paid by one Party to the other Party for the origination/termination of intraLATA toll calls to/from its End User. Access compensation is in accordance with the LEC's tariffed access rates.

                  1.1.4 "ACCESS SERVICE REQUEST" (ASR) is an industry standard form used by the Parties to add, establish, change or disconnect trunks for the purposes of Interconnection.

                  1.1.5 "ADVANCED SERVICES" means intrastate or interstate wireline Telecommunications Services, such as ADSL, IDSL, xDSL, Frame Relay, Cell Relay and VPOP-Dial Access Service (an SBC Frame Relay-based service) that rely on packetized technology and have the capability of supporting transmissions speeds of at least 56 kilobits per second in both directions. This definition of Advanced Services does not include:

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 7 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799



                  1.1.5.1 Data services that are not primarily based on packetized technology, such as ISDN,

                  1.1.5.2  x.25-based and x.75-based packet technologies, or

                  1.1.5.3 Circuit switched services (such as circuit switched voice grade service) regardless of the technology, protocols or speeds used for the transmission of such services.

         1.1.6    "AFFILIATE" is As Defined in the Act.

         1.1.7 "ALTERNATE BILLING SERVICE (ABS)" means a service that allows End Users to bill calls to accounts that may not be associated with the originating line. There are three types of ABS calls: calling card, collect and third number billed calls.

         1.1.8 AM-IL - As used herein, AM-IL means the applicable SBC owned ILEC doing business in Illinois.

         1.1.9 AM-IN - As used herein, AM-IN means the applicable SBC owned ILEC doing business in Indiana.

         1.1.10 AM-MI - As used herein, AM-MI means the applicable SBC owned doing business in Michigan.

         1.1.11 AM-OH - As used herein, AM-OH means the applicable SBC owned ILEC doing business in Ohio.

         1.1.12 AM-WI - As used herein, AM-WI means the applicable SBC owned ILEC doing business in Wisconsin.

         1.1.13 "APPLICABLE LAW" means all laws, statutes, common law, regulations, ordinances, codes, rules, guidelines, orders, permits, tariffs and approvals, including those relating to the environment or health and safety, of any Governmental Authority that apply to the Parties or the subject matter of this Agreement.

         1.1.14 "AS DEFINED IN THE ACT" means as specifically defined by the Act.

         1.1.15 "AS DESCRIBED IN THE ACT" means as described in or required by the Act.

         1.1.16 "AUTOMATED MESSAGE ACCOUNTING" (AMA) is a structure inherent in switch technology that initially records Telecommunication message

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                    PAGE 8 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                  information. AMA format is contained in the Automated Message Accounting document published by Telcordia (formerly known as Bellcore) as GR-1100-CORE, which defines and amends the industry standard for message recording.

         1.1.17 "BILLED NUMBER SCREENING (BNS)" means a validation of toll billing exception (TBE) data and performance of public telephone checks; i.e., determining if a billed line is a public (including those classified as semi-public) telephone number.

         1.1.18 "BONA FIDE REQUEST" (BFR) is the process described in the applicable Appendix UNE.

         1.1.19 "BUSINESS DAY" means Monday through Friday, excluding holidays on which the applicable SBC ILEC does not provision new retail services and products.

         1.1.20 "BUSY LINE VERIFICATION" (BLV) means a service whereby an End User requests an operator to confirm the busy status of a line.

         1.1.21   "CABS" means the Carrier Access Billing System.

         1.1.22 "CALLING CARD SERVICE" means a service that enables a calling End User to bill a telephone call to a calling card number with or without the help of an operator.

         1.1.23 "CALLING NAME DATABASE" means a Party's database containing current Calling Name Information, including the Calling Name Information of any telecommunications company participating in that Party's Calling Name Database. A Calling Name Database may be part of, or separate from, a LIDB.

         1.1.24 "CALLING NAME DELIVERY SERVICE (CNDS)" means a service that enables a terminating End User to identify the calling party by a displayed name before a call is answered. The calling party's name is retrieved from a Calling Name Database and delivered to the End User's premise between the first and second ring for display on compatible End User premises equipment.

         1.1.25 "CALLING NAME INFORMATION" means a Telecommunications Carrier's records of its End Users names associated with one or more assigned ten-digit telephone numbers.

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                    PAGE 9 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

         1.1.26 "CALLING NUMBER DELIVERY" means a feature that enables an End User to view the directory number of the calling party on a display unit.


         1.1.27 "CALLING PARTY NUMBER" (CPN) means a Signaling System 7 "SS7" parameter whereby the ten (10) digit number of the calling Party is forwarded from the End Office.

         1.1.28 "CENTRALIZED MESSAGE DISTRIBUTION SYSTEM" (CMDS) means the transport system that LECs use to exchange outcollect and Carrier Access Billing System "CABS" access messages among each other and other Parties connected to CMDS.

         1.1.29 "CENTRAL OFFICE SWITCH" (CENTRAL OFFICE) is a switching entity within the public switched telecommunications network, including but not limited to:

                  1.1.29.1 "END OFFICE SWITCH" OR "END OFFICE" is a switching machine that directly terminates traffic to and receives traffic from purchasers of local exchange services. An End Office Switch does not include a PBX.

                  1.1.29.2 "TANDEM OFFICE SWITCH"OR "TANDEM(S)" are used to
                           connect and switch trunk circuits between and among other Central Office Switches. A Tandem Switch does not include a PBX.

         1.1.30 "CNAM QUERY" means a LIDB Service Application that allows CLEC to query a Calling Name Database for Calling Name Information in order to deliver that information to CLEC's local CNDS subscribers.

         1.1.31 "CNAM QUERY RATE" means a rate that applies to each CNAM Query received at the SCP where the Calling Name Database resides.

         1.1.32 "COLLOCATION" is As Described in the Act. Terms related to collocation are defined in the applicable Appendix Collocation or applicable collocation tariff, as appropriate.

         1.1.33 "COMMERCIAL MOBILE RADIO SERVICES" (CMRS) means Commercial Mobile Radio Service, As Defined in the Act and FCC rules.

         1.1.34 "COMMISSION" means the applicable State agency with regulatory authority over Telecommunications. Unless the context otherwise requires,

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 10 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                  use of the term "COMMISSIONS" means all of the thirteen agencies listed in this Section. The following is a list of the appropriate State agencies:

                  1.1.34.1 THE ARKANSAS PUBLIC SERVICE COMMISSION (AR-PSC);
                  1.1.34.2 THE PUBLIC UTILITIES COMMISSION OF THE STATE OF
                           CALIFORNIA (CA-PUC);
                  1.1.34.3 THE CONNECTICUT DEPARTMENT OF PUBLIC UTILITY CONTROL
                           (CT-DPUC);
                  1.1.34.4 THE ILLINOIS COMMERCE COMMISSION (IL-CC);
                  1.1.34.5 THE INDIANA UTILITIES REGULATORY COMMISSION (IN-URC);
                  1.1.34.6 THE KANSAS CORPORATION COMMISSION (KS-CC);
                  1.1.34.7 THE MICHIGAN PUBLIC SERVICE COMMISSION (MI-PSC);
                  1.1.34.8 THE MISSOURI PUBLIC SERVICE COMMISSION (MO-PSC);
                  1.1.34.9 THE PUBLIC UTILITIES COMMISSION OF NEVADA (NV-PUC);
                  1.1.34.10 THE PUBLIC UTILITIES COMMISSION OF OHIO (PUC-OH);
                  1.1.34.11 THE OKLAHOMA CORPORATION COMMISSION (OK-CC);
                  1.1.34.12 THE PUBLIC UTILITY COMMISSION OF TEXAS (PUC-TX); AND
                  1.1.34.13 THE PUBLIC SERVICE COMMISSION OF WISCONSIN (PSC-WI)

         1.1.35 "COMMON CHANNEL SIGNALING" (CCS) means an out-of-band, packet-switched, signaling network used to transport supervision signals, control signals, and data messages. It is a special network, fully separate from the transmission path of the public switched network. Unless otherwise agreed by the Parties, the CCS protocol used by the Parties shall be SS7.

         1.1.36 "COMMON LANGUAGE LOCATION IDENTIFIER" (CLLI) codes provide a unique 11-character representation of a network interconnection point. The first 8 characters identify the city, state and building location, while the last 3 characters identify the network component.

         1.1.37 "CONSEQUENTIAL DAMAGES" means Losses claimed to have resulted from any indirect, incidental, reliance, special, consequential, punitive, exemplary, multiple or any other Loss, including damages claimed to have resulted from harm to business, loss of anticipated revenues, savings, or profits, or other economic Loss claimed to have been suffered not measured by the prevailing Party's actual damages, and regardless of whether the Parties knew or had been advised of the possibility that such damages could result in connection with or arising from anything said, omitted, or done hereunder or related hereto, including willful acts or omissions.

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 11 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

         1.1.38 "CUSTOMER USAGE DATA" means the Telecommunications Services usage data of a CLEC End User measured in minutes, sub-minute increments, message units, or otherwise, that is recorded by SBC-13STATE and forwarded to CLEC.

         1.1.39 "CUSTOM LOCAL AREA SIGNALING SERVICE FEATURES" (CLASS FEATURES) means certain Common Channel Signaling based features available to End Users, including: Automatic Call Back; Call Trace; Distinctive Ringing/Call Waiting; Selective Call Forward; and Selective Call Rejection.

         1.1.40 "END USERS" means a third-party residence or business that subscribes to Telecommunications Services provided by any of the Parties at retail. As used herein, the term "End Users" does not include any of the Parties to this Agreement with respect to any item or service obtained under this Agreement.

         1.1.41 "CUSTOMER NAME AND ADDRESS INFORMATION" (CNA) means the name, service address and telephone numbers of a Party's End Users for a particular Exchange Area. CNA includes nonpublished listings, coin telephone information and published listings.

         1.1.42 "DELAYING EVENT" means (a) any failure of a Party to perform any of its obligations set forth in this Agreement, caused in whole or in part by:

                  1.1.42.1 the failure of the other Party to perform any of its obligations set forth in this Agreement, including but not limited to a Party's failure to provide the other Party with accurate and complete Service Orders;

                  1.1.42.2 any delay, act or failure to act by the other Party or its End User, agent or subcontractor; or

                  1.1.42.3 any Force Majeure Event.

         1.1.43 "DIALING PARITY" is As Defined in the Act. As used in this Agreement, Dialing Parity refers to both Local Dialing Parity and Toll Dialing Parity.

         1.1.44 "DIGITAL SIGNAL LEVEL" is one of several transmission rates in the time-division multiplex hierarchy.

                  1.1.44.1 "DIGITAL SIGNAL LEVEL 0" (DS-0) is the 64 Kbps
                           zero-level signal in the time-division multiplex hierarchy.

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 12 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                  1.1.44.2 "DIGITAL SIGNAL LEVEL 1" (DS-1) is the 1.544 Mbps
                           first-level signal in the time-division multiplex hierarchy.

                  1.1.44.3 "DIGITAL SIGNAL LEVEL 3" (DS-3) is the 44.736 Mbps
                           third-level signal in the time-division multiplex hierarchy.

         1.1.45 "DIGITAL SUBSCRIBER LINE" (DSL) is as defined in the applicable Appendix DSL and/or the applicable tariff, as appropriate.

         1.1.46 "ELECTRONIC FILE TRANSFER" is any system or process that utilizes an electronic format and protocol to send or receive data files.

         1.1.47 "ENHANCED SERVICE PROVIDER" (ESP) is a provider of enhanced services as those services are defined in 47 CFR Section 64.702.

         1.1.48   "EXCHANGE ACCESS" is As Defined in the Act.

         1.1.49 "EXCHANGE AREA" means an area, defined by the Commission, for which a distinct local rate schedule is in effect.

         1.1.50 "EXCHANGE MESSAGE INTERFACE" (EMI) (formerly Exchange Message Record - EMR) is the standard used for exchange of Telecommunications message information among Telecommunications Carriers for billable, non-billable, sample, settlement and study data. EMI format is contained in Telcordia Practice BR-010-200-010, CRIS Exchange Message Record.

         1.1.51 "EXCHANGE SERVICE" means Telephone Exchange Service, As Defined in the Act.

         1.1.52 "FEATURE GROUP A" (FGA) means calls either originated by, or delivered to, an End User who has purchased switched access FGA service from the interstate or intrastate tariffs of either Party. FGA also includes, but is not limited to, FGA-like services provided by either Party, where calls are originated from and/or delivered to numbers which are assigned to a Rate Center within one LATA but where the Party receiving the call is physically located in a LATA different than the LATA of the Party originating the call. The intercarrier compensation mechanism as well as additional definitions for FGA are specified in the appropriate Appendix FGA.

         1.1.53 "FEATURE GROUP D" (FG-D) is access available to all customers, providing trunk side access to a Party's End Office Switches with an

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 13 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799


                  associated uniform 101XXXX access code for customer's use in originating and terminating communications.

         1.1.54   "FCC" means the Federal Communications Commission.

         1.1.55 "FOREIGN EXCHANGE" (FX) means a service whereby calls either originated by or delivered to a customer who has purchased FX service from the state or interstate tariffs of either Party. FX also includes, but is not limited to, FX-like services provided by either Party where calls are originated from and/or delivered to numbers which are assigned to a Rate Center within one local calling area but where the Party receiving the call is physically located outside of that local calling area. FX service can be either interLATA or intraLATA. InterLATA FX, where the originating and receiving parties are physically located in different LATAs, is considered equivalent to FGA and the intercarrier compensation mechanism is the same as FGA. IntraLATA FX, when provided by two or more local exchange carriers "LECs", is considered a jointly provided service and meet-point billed by those providing it utilizing a mutually agreed to meet-point billing, or meet-point billing like procedure.

         1.1.56 "GOVERNMENTAL AUTHORITY" means any federal, state, local, foreign, or international court, government, department, commission, board, bureau, agency, official, or other regulatory, administrative, legislative, or judicial authority with jurisdiction over the subject matter at issue.

         1.1.57 "GROUP RECORD" means information in LIDB and/or the LIDB administrative system that is common to all telephone numbers in an NPA-NXX or all Special Billing Numbers in an NPA-0/1XX.

         1.1.58 "INCUMBENT LOCAL EXCHANGE CARRIER" (ILEC) is As Defined in the Act.

         1.1.59 "INTELLECTUAL PROPERTY" means copyrights, patents, trademarks, trade secrets, mask works and all other intellectual property rights.

         1.1.60 "INTEGRATED SERVICES DIGITAL NETWORK" (ISDN) means a switched network service that provides end-to-end digital connectivity for the simultaneous transmission of voice and data. Basic Rate Interface-ISDN (BRI-ISDN) provides for a digital transmission of two 64 Kbps bearer channels and one 16 Kbps data channel (2B+D).

         1.1.61   "INTERCONNECTION" is As Defined in the Act.

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 14 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

         1.1.62 "INTEREXCHANGE CARRIER" (IXC) means a carrier that provides, directly or indirectly, interLATA or intraLATA Telephone Toll Services.

         1.1.63   "INTERLATA" is As Defined in the Act.

         1.1.64 "INTERMEDIATE DISTRIBUTION FRAME" (IDF) is a second frame that augments an existing Main Distribution Frame. Lines or outside cables do not terminate on the IDF.

         1.1.65 "INTERNET SERVICE PROVIDER" (ISP) is an Enhanced Service Provider that provides Internet Services, and is defined in paragraph 341 of the FCC's First Report and Order in CC Docket No. 97-158.

         1.1.66 "INTRALATA TOLL TRAFFIC" means the IntraLATA traffic between two locations within one LATA where one of the locations lies outside of the normal local calling area as defined by the applicable Commission.

         1.1.67 "LIDB EDITOR" means an SCP tool that bypasses the LIDB administrative system and provides emergency access to LIDB for data administration.

         1.1.68 "LINE INFORMATION DATA BASE" (LIDB) means a transaction-oriented database system that functions as a centralized repository for data storage and retrieval. LIDB is accessible through CCS networks. LIDB contains records associated with End User line numbers and special billing numbers. LIDB accepts queries from other network elements and provides return result, return error, and return reject responses as appropriate. Examples of information that Data Owners might store in LIDB and in their Line Records are: ABS Validation Data, Originating Line Number Screening (OLNS) data, ZIP Code data, and Calling Name Information.

         1.1.69 "LIDB SERVICE APPLICATIONS" means the query types accepted for access to LIDB information.

         1.1.70 "LINE RECORD" means information in LIDB and/or the LIDB administrative system that is specific to a single telephone number or Special Billing Number.

         1.1.71   "LOCAL ACCESS TRANSPORT AREA" (LATA) is As Defined in the Act.

         1.1.72   "LOCAL EXCHANGE CARRIER" (LEC) is As Defined in the Act.

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 15 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

         1.1.73 "LOCAL EXCHANGE ROUTING GUIDE" (LERG) is a Telcordia Reference document used by Telecommunications Carriers to identify NPA-NXX routing and homing information as well as Network element and equipment designations.

         1.1.74 "LOCAL CALLS", for purposes of intercarrier compensation, is traffic where all calls are within the same common local and common mandatory local calling area, i.e., within the same or different SBC Exchange(s) that participate in the same common local mandatory local calling area approved by the applicable state Commission. Local Calls must actually originate and actually terminate to parties physically located within the same common local or common mandatory local calling area.

         1.1.75 "LOCAL NUMBER PORTABILITY" means the ability of users of Telecommunications Services to retain, at the same location, the presence of a previously existing telephone number(s).

         1.1.76 "LOCATION ROUTING NUMBER" (LRN) is a ten (10) digit number that is assigned to the network switching elements (Central Office - Host and Remotes as required) for the routing of calls in the network. The first six (6) digits of the LRN will be one of the assigned NPA NXX of the switching element. The purpose and functionality of the last four (4) digits of the LRN have not yet been defined but are passed across the network to the terminating switch.

         1.1.77 "LOCAL SERVICE PROVIDER" (LSP) is the LEC that provides retail local Exchange Service to an End User. The LSP may or may not provide any physical network components to support the provision of that End User's service.

         1.1.78 "LOSS" or "LOSSES" means any and all losses, costs (including court costs), claims, damages (including fines, penalties, and criminal or civil judgments and settlements), injuries, liabilities and expenses (including attorneys' fees).

         1.1.79 "MECAB" refers to the Multiple Exchange Carrier Access Billing document prepared by the Billing Committee of the Ordering and Billing Forum "OBF", which functions under the auspices of the Carrier Liaison Committee "CLC of the Alliance for Telecommunications Industry Solutions "ATIS". The MECAB document, published by ATIS as ATIS/OBF- MECAB- Issue 6, February 1998, contains the recommended guidelines for the billing of access services provided to an IXC by two or more LECs, or by one LEC in two or more states within a single LATA.

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 16 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

         1.1.80 "MECOD" refers to the Multiple Exchange Carriers Ordering and Design Guidelines for Access Services - Industry Support Interface, a document developed by the Ordering/Provisioning Committee of the OBF, which functions under the auspices of the CLC of ATIS. The MECOD document, published by ATIS as ATIS/OBF- MECAB- Issue 3, February 1993, establishes methods for processing orders for access service which is to be provided to an IXC by two or more telecommunications providers.

         1.1.81 "MEET-POINT BILLING" (MPB) refers to the billing associated with interconnection of facilities between two or more LECs for the routing of traffic to and from an IXC with which one of the LECs does not have a direct connection. In a multi-bill environment, each Party bills the appropriate tariffed rate for its portion of a jointly provided Switched Exchange Access Service.

         1.1.82 "MEET-POINT TRUNKS/TRUNK GROUPS" (MPTGS) are used for the joint provision of Switched Access services, pursuant to Telcordia Technical References GR-394-CORE "GR-394" and GR-317-CORE "GR-317". MPTGs are those between a local End Office and an Access Tandem as described in FSD 20-24-0000 and 20-24-0300.

         1.1.83 "MULTIPLE BILL/SINGLE TARIFF" is the meet-point billing method where each LEC prepares and renders its own meet point bill to the IXC in accordance with its own tariff for that portion of the jointly provided Switched Access Service which that LEC provides. The MECAB documents refer to this method as Multiple Bill/reflecting a single tariff (MM).

         1.1.84 "MUTUAL COMPENSATION" is the compensation agreed upon by the Parties for those "Local Calls" that originate on one network and terminate on the other network.

         1.1.85 "NETWORK DATA MOVER" (NDM) is an industry standard protocol for transferring information electrically.

         1.1.86   "NETWORK ELEMENT" is As Defined in the Act.

         1.1.87 "NORTH AMERICAN NUMBERING PLAN" (NANP) A numbering architecture in which every station in the NANP Area is identified by a unique ten-digit address consisting of a three-digit NPA code, a three digit central office code of the form NXX, and a four-digit line number of the form XXXX.

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 17 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

         1.1.88 "NUMBERING PLAN AREA" (NPA) also called area code. An NPA is the 3-digit code that occupies the A, B, C positions in the 10-digit NANP format that applies throughout the NANP Area. NPAs are of the form NXX, where N represents the digits 2-9 and X represents any digit 0-9. In the NANP, NPAs are classified as either geographic or non-geographic. a) Geographic NPAs are NPAs which correspond to discrete geographic areas within the NANP Area. b) Non-geographic NPAs are NPAs that do not correspond to discrete geographic areas, but which are instead assigned for services with attributes, functionalities, or requirements that transcend specific geographic boundaries. The common examples are NPAs in the N00 format, e.g., 800.

         1.1.89   "NUMBER PORTABILITY" is As Defined in the Act.

         1.1.90 "NXX" OR "CENTRAL OFFICE CODE" is the three-digit switch entity indicator that is defined by the fourth through sixth digits of a 10-digit telephone number within the NANP. Each NXX Code contains 10,000 station numbers.

         1.1.91 "ORDERING AND BILLING FORUM" (OBF) is a forum comprised of local telephone companies and inter-exchange carriers whose responsibility is to create and document Telecommunication industry guidelines and standards.

         1.1.92 "ORIGINATING POINT CODE" (OPC) means a code assigned to identify CLEC's system(s) that originate SS7 messages, including LIDB Service Queries.

         1.1.93 "PARTY" means either CLEC or SBC use of the term "Party" includes each of the ILECs that is a party to this Agreement. "PARTIES" means both CLEC and SBC; use of the term "Parties" includes each of the ILECs that is a party to this Agreement.

         1.1.94 "PERMANENT NUMBER PORTABILITY" (PNP) is a long term method of providing LNP using LRN.

         1.1.95 "POINT OF INTERCONNECTION" (POI) is a physical location at which the Parties' networks meet for the purpose of establishing Interconnection. POIs include a number of different technologies and technical interfaces based on the Parties' mutual agreement.

         1.1.96 "PHYSICAL COLLOCATION" is as defined in applicable Appendix Collocation or applicable tariff, where applicable.

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 18 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

         1.1.97 "RATE CENTER AREA" means the following in each applicable area:

                  1.1.97.1 SBC-AMERITECH

                         1.1.97.1.1 "Rate Center" means the specific
                                    geographic point that has been designated by a given LEC as being associated with a particular NPA-NXX code that has been assigned to the LEC for its provision of Telephone Exchange Service. The Rate Center is the finite geographic point identified by a specific V&H coordinate, which is used by that LEC to measure, for billing purposes, distance sensitive transmission services associated with the specific Rate Center.

                  1.1.97.2 NEVADA

                         1.1.97.2.1 "Rate Center" denotes the designated
                                    points, representing exchanges, (or
                                    locations outside exchange areas), between which mileage measurements are made for the application of interexchange mileage rates. Rate Centers are defined in PUC-NV tariff A6.2.7.

                  1.1.97.3 PACIFIC

                         1.1.97.3.1 "Rate Center" denotes the designated
                                    points, representing exchanges or district area (or locations outside exchange areas), between which mileage measurements are made for the application of interexchange and interdistrict mileage rates, as defined by the CA-PUC.A2, 2.1.1 Definition of Terms.

                  1.1.97.4 SNET

                         1.1.97.4.1 "Rate Center means the specific geographic
                                    point and corresponding area that have been identified by a given LEC as being associated with a particular NPA-NXX code that has been assigned to the LEC for its provision of Exchange Services.

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 19 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                  1.1.97.5 SBC-SWBT

                         1.1.97.5.1 "Rate Center" means an uniquely defined
                                    geographical location within an exchange area (or a location outside the exchange area) for which mileage measurements are determined for the application of interstate tariffs."

                  1.1.98 "RATING POINT" means the V&H coordinates associated with a particular telephone number for rating purposes.

                  1.1.99 "REFERENCE OF CALLS" refers to a process by which calls are routed to an announcement that states the new telephone number of an End User.

                  1.1.100 SBC COMMUNICATIONS INC. (SBC) means the holding company which owns the following ILECs: Illinois Bell Telephone Company, Indiana Bell Telephone Company Incorporated, Michigan Bell Telephone Company, Nevada Bell Telephone Company, The Ohio Bell Telephone Company, Pacific Bell Telephone Company, The Southern New England Telephone Company, Southwestern Bell Telephone Company, and/or Wisconsin Bell, Inc. d/b/a Ameritech Wisconsin.

                  1.1.101 SBC-AMERITECH - As used herein, SBC-AMERITECH means the applicable SBC owned ILEC(s) doing business in Illinois, Indiana, Michigan, Ohio, and Wisconsin.

                  1.1.102 SBC-7STATE - As used herein, SBC-7STATE means the applicable SBC owned ILEC(s) doing business in Arkansas, California, Kansas, Missouri, Nevada, Oklahoma, and Texas.

                  1.1.103 SBC-8STATE - As used herein, SBC-8STATE means the applicable SBC owned ILEC(s) doing business in Arkansas, California, Connecticut, Kansas, Missouri, Nevada, Oklahoma, and Texas.

                  1.1.104 SBC-10STATE - As used herein, SBC-10STATE means an the applicable SBC owned ILEC(s) doing business in Arkansas, Illinois, Indiana, Kansas, Michigan, Missouri, Ohio, Oklahoma, Texas, and Wisconsin.

                  1.1.105 SBC-12STATE - As used herein, SBC-12STATE means the applicable SBC owned ILEC(s) doing business in Arkansas, California, Illinois, Indiana, Kansas, Michigan, Missouri, Nevada, Ohio, Oklahoma, Texas, and Wisconsin.

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 20 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                  1.1.106 SBC-13STATE - As used herein, SBC-13STATE means the applicable SBC owned ILEC(s) doing business in Arkansas, California, Connecticut, Illinois, Indiana, Kansas, Michigan, Missouri, Nevada, Ohio, Oklahoma, Texas, and Wisconsin.

                  1.1.107 "SERVICE CONTROL POINT" (SCP) is the node in the common channel signaling network that accepts Queries for certain Database services. The SCP is a real time database system that receives Queries from service platforms, performs subscriber or application-specific service logic, and then sends a Response back to the Query-originating platform. Such service platforms can be Service Switching Points
                           (SSPs) or other network nodes capable of properly formatting and launching Queries.

                  1.1.108 "SERVICE MANAGEMENT SYSTEM" (SMS) means an off-line system used to access, create, modify, or update information in a Database.

                  1.1.109 "SERVICE PROVIDER NUMBER PORTABILITY" (SPNP) is synonymous with Permanent Number Portability "PNP".

                  1.1.110 "SERVICE SWITCHING POINT" (SSP) is a telephone central office switch equipped with a Signaling System 7 (SS7) interface.

                  1.1.111 "SIGNALING SYSTEM 7" (SS7) means a signaling protocol used by the CCS Network.

                  1.1.112 "SIGNAL TRANSFER POINT" (STP) performs a packet switching function that routes signaling messages among Service Switching Points (SSP), Service Control Points (SCP), Signaling Points (SP), and other STPs in order to set up calls and to query databases for Advanced Services.

                  1.1.113 "SLEUTH" means an off-line administration system that monitors suspected occurrences of ABS-related fraud.

                  1.1.114 "SPECIAL BILLING NUMBER" SBN means a Line Record in LIDB that is based on an NXX-o/1XX numbering format. NXX-0/1XX numbering formats are similar to NPA-NXX formats except that the fourth digit of an SBN is either a zero (0) or a one (1).

                  1.1.115  "STATE ABBREVIATION" means the following:

                           1.1.115.1 "AR" means Arkansas
                           1.1.115.2 "CA" means California

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 21 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                           1.1.115.3 "CT" means Connecticut
                           1.1.115.4 "IL" means Illinois
                           1.1.115.5 "IN" means Indiana
                           1.1.115.6 "KS" means Kansas
                           1.1.115.7 "MI" means Michigan
                           1.1.115.8 "MO" means Missouri
                           1.1.115.9 "NV" means Nevada
                           1.1.115.10 "OH" means Ohio
                           1.1.115.11 "OK" means Oklahoma
                           1.1.115.12 "TX" means Texas
                           1.1.115.13 "WI" means Wisconsin

                  1.1.116 SWBT-AR - As used herein, SWBT-AR means the applicable SBC owned ILEC doing business in Arkansas.

                  1.1.117 SWBT-KS - As used herein, SWBT-KS means the applicable SBC owned ILEC doing business in Kansas.

                  1.1.118 SWBT-MO - As used herein, SWBT-MO means the applicable SBC owned ILEC doing business in Missouri.

                  1.1.119 SWBT-OK - As used herein, SWBT-OK means the applicable SBC owned ILEC doing business in Oklahoma.

                  1.1.120 SWBT-TX - As used herein, SWBT-TX means the applicable SBC owned ILEC doing business in Texas.

                  1.1.121 "SWITCHED ACCESS DETAIL USAGE DATA" means a category 1101xx record as defined in the EMR Telecordia Practice BR 010-200-010.

                  1.1.122 "SYNCHRONOUS OPTICAL NETWORK" (SONET) is an optical interface standard that allows inter-networking of transmission products from multiple vendors. The base rate is 51.84 Mbps ("OC-1/STS-1") and higher rates are direct multiples of the base rate, up to
                            13.22 Gbps.

                  1.1.123 "TAPE LOAD FACILITY" means data entry points at the LIDB administrative system and/or the SCPs where LIDB resides.

                  1.1.124  "TELECOMMUNICATIONS" is As Defined in the Act.

                  1.1.125  "TELECOMMUNICATIONS CARRIER" is As Defined in the
                           Act.

                  1.1.126  "TELECOMMUNICATIONS SERVICE" is As Defined in the
                           Act.

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 22 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                  1.1.127  "TELEPHONE EXCHANGE SERVICE" is As Defined in the
                           Act.

                  1.1.128  "TELEPHONE TOLL SERVICE" is As Defined in the Act.

                  1.1.129 "TOLL BILLING EXCEPTION SERVICE" (TBE) means a service that allows End Users to restrict third number billing or collect calls to their lines.

                  1.1.130 "TOLL FREE SERVICE" is service provided with any dialing sequence that invokes toll-free, 800-like, service processing, for example for illustration only, 800 or 800-like services. Toll Free Service includes but is not limited to calls placed to 800/888 NPA Service Access Codes (SAC).

                  1.1.131 "TRANSLATION TYPE" means a code in the Signaling Connection Control Part (SCCP) of the SS7 signaling message. Signal Transfer Points (STPs) use Translation Types to identify the routing table used to route a LIDB query. All LIDB queries that use the same Translation Type are routed to the same LIDB for a particular Line Record or, prior to number portability, for a particular NPA-NXX.

                  1.1.132 "TRUNK" means a communication line between two switching systems.

                  1.1.133 "WIRE CENTER" is the location of one or more local switching systems. A point at which End User's loops within a defined geographic area converge. Such local loops may be served by one (1) or more Central Office Switches within such premises.

         1.2      DEFINITIONS APPLICABLE TO (SBC-12STATE) ONLY

                  1.2.1 "DATA BASE ADMINISTRATION CENTER" (DBAC) means an SBC-12STATE location where facility and administrative personnel are located for administering LIDB and/or Sleuth.

                  1.2.2 "DESIGNATED CENTRAL OFFICE DOCUMENT" (DOCUMENT DCO) is a document that is referenced in SBC-12STATE Appendix NIM. The purpose of the DCO is to document the physical architectural plan for interconnection and specifies the CLEC Central Offices, CLEC Routing Points, Activation Dates, the POI(s) and the applicable SBC-12STATE Central Offices.

                  1.2.3 "DIGITAL CROSS CONNECT PANEL" (DSX PANEL) means a cross-connect bay or panel used for the termination of equipment and facilities operating at digital rates.

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 23 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                  1.2.4 "FIBER MEET" means an Interconnection architecture method whereby the Parties physically Interconnect their networks via an optical fiber interface (as opposed to an electrical interface) at a mutually agreed upon location, at which one Party's responsibility or service begins and the other Party's responsibility ends.

                  1.2.5 "INTERCONNECTION ACTIVATION DATE" is the date that the construction of the joint facility Interconnection arrangement has been completed, trunk groups have been established, joint trunk testing is completed and trunks have been mutually accepted by the Parties.

                  1.2.6 "MAIN DISTRIBUTION FRAME" (MDF) is termination frame for outside facility and inter-exchange office equipment at the central office for DS-0 and DSL services.

                  1.2.7 "PLAIN OLD TELEPHONE SERVICE" (POTS) means telephone service for the transmission of human speech.

                  1.2.8 "ROUTING POINT" is a location which a LEC has designated on its own network as the homing or routing point for traffic inbound to Exchange Service provided by the LEC which bears a certain NPA-NXX designation. The Routing Point is employed to calculate mileage measurements for the distance-sensitive transport element charges of Switched Access services. The Routing Point need not be the same as the Rating Point, nor must it be located within the Rate Center area, but must be in the same LATA as the NPA-NXX.

         1.3      DEFINITIONS APPLICABLE TO SBC-8STATE ONLY

                  1.3.1 "ACCESSIBLE LETTERS" are correspondence used to communicate pertinent information regarding SBC-8STATE to the client/End User community.

                  1.3.2 "TRUNK-SIDE" refers to a Central Office Switch connection that is capable of, and has been programmed to treat the circuit as connecting to another switching entity (for example another Central Office switch). Trunk-Side connections offer those transmission and signaling features appropriate for the connection of switching entities and cannot be used for the direct connection of ordinary telephone station sets.

                  1.3.3 "PORT" is the point of interface/access connection to the SNET public switched network. This may be a switch line side interface or switch trunk side interface.

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 24 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

         1.4      DEFINITIONS APPLICABLE TO SBC-7STATE ONLY

                  1.4.1 "LINE SIDE" refers to End Office switch connections that have been programmed to treat the circuit as a local line connected to a terminating station (e.g., an ordinary subscriber's telephone station set, a PBX, answering machine, facsimile machine or computer). Line Side connections offer only those transmission and signal features appropriate for a connection between an End Office and such terminating station.

                  1.4.2 "MID-POINT MEET" is as defined in the appropriate Appendix NIM. The facility hand off point may differ from the billing point of interconnection.

                  1.4.3 "SERVING WIRE CENTER" (SWC) means a Wire Center that serves the area in which the other Party's or a third party's Wire Center, aggregation point, point of termination, or point of presence is located

                  1.4.4 "CONTROL OFFICE" means the appropriate exchange carrier center or office designated as its company's single point of contact for the provisioning and maintenance of its portion of interconnection arrangements.

                  1.4.5 "DATA INTEREXCHANGE CARRIER" (DIXC) is a process designed to facilitate the reciprocal exchange of voice traffic load data between the SBC-7STATE and CLECs interconnecting with its network. This reciprocal exchange of data enables SBC-7STATE and each CLEC to have a complete view of traffic loads on both ends of two-way trunk groups. The knowledge of call attempt and overflow data counts on both ends of a two-way trunk group enables each company to more accurately estimate the offered, and thereby better estimate, the required quantities of trunks.

                  1.4.6 "LOCAL INTERCONNECTION TRUNKS/TRUNK GROUPS" are used for the termination of Local Exchange Traffic, pursuant to Telcordia Technical Reference GR-317-CORE "GR-317.

                  1.4.7 "MID-SPAN MEET" is an interconnection between two LECs whereby each provides its own cable and equipment up to the meet point of the cable facilities. The meet point is the demarcation establishing ownership of and responsibility for each LEC's portion of the transmission facility.

         1.5      DEFINITIONS APPLICABLE TO SNET AND SBC-AMERITECH ONLY

                  1.5.1 "CENTRALIZED AMA" (CAMA) is an arrangement where the AMA equipment is centralized in, for example, a Tandem and is used by offices

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 25 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799


                           that do not have LAMA (Local AMA). The End Office Switch must send ANI digits to the CAMA office for billing a calling subscriber.

                  1.5.2 "INTER-WIRE CENTER TRANSPORT" means the transmission facilities between serving wire centers.

         1.6      DEFINITIONS APPLICABLE TO SBC-AMERITECH ONLY

                  1.6.1 "AUTOMATIC ROUTE SELECTION" or "ARS" means a service feature associated with a specific grouping of lines that provides for automatic selection of the least expensive or most appropriate transmission facility for each call based on criteria programmed into the system.

                  1.6.2 "CONTROL OFFICE" means the Central Office providing Tandem Switching Capability for E9-1-1 calls. The Control Office controls switching of ANI information to the PSAP and also provides the Selective Routing feature, standard speed calling features, call transfer capability and certain maintenance functions for each PSAP. These definitions appear to be related to two different scenarios and will need to remain in tact.

                  1.6.3 "ENHANCED LECLINK" is an customer access service to the national distribution of billing records via Telcordia's Centralized Message Distribution System
                           (CMDS).

                  1.6.4 "INTEGRATED DIGITAL LOOP CARRIER" means a subscriber loop carrier system that is twenty-four (24) local Loop transmission paths combined into a 1.544 Mbps digital signal which integrates within the switch at a DS1 level.

                  1.6.5 "LINE SIDE" refers to the switch port toward the CLEC's side of the equipment.

                  1.6.6 "LOCAL LOOP TRANSMISSION", "UNBUNDLED LOCAL LOOP", "LOOP" means the transmission path which extends from the Network Interface Device or demarcation point at an End User's premise to the Main Distribution Frame or other designated frame or panel in the SBC-AMERITECH Serving Wire Center.

                  1.6.7 "SWITCHED EXCHANGE ACCESS SERVICE" means the offering of transmission or switching cervices to Telecommunications Carriers for the purpose of the origination or termination of telephone toll service. Switched Exchange Access Services include: Feature Group A, Feature Group B,

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 26 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                           Feature Group D, 800/888 access, and 900 access and their successors or similar Switched Exchange Access Services.

         1.7      DEFINITIONS APPLICABLE TO SNET ONLY

                  1.7.1 "800 SERIES" is a Telecommunications Service for business or residence that allows calls to be made to a specific location at no charge to the calling party. Use of the "800" Service Access Code (e.g., 800, 888) denotes calls that are to be billed to the receiving party. A computer database in the provider's network translates the 800 series number into a conventional 7 or 10 digit phone number for network switching and routing.

                  1.7.2 "CHARGE NUMBER" is a CCS signaling parameter that refers to the number transmitted through the network identifying the billing number of the calling party.

                  1.7.3 "CONNNET" is a CT packet switching network used for data communication to and from hosts and databases.

                  1.7.4 "DATABASE ADMINISTRATIVE SERVICE LIDB OPERATING GUIDELINES" (Operating Guidelines) means the document developed by SNET that provides detailed instructions as to the working parameters of SNET's provision of the LIDB Administrative System to CLEC, as may be updated by SNET from time to time. SNET shall provide such Operating Guidelines to CLEC upon execution of this Agreement.

                  1.7.5 "INITIAL BILLING COMPANY" (IBC) refers to the LEC that provides Feature Group B or D services at an End Office.

                  1.7.6 "LIDB/AS" means the LIDB administrative system for SNET.

                  1.7.7 "LOOP" is a transmission path between the Minimum Point of Presence/Entry (MPOP/E) at any End User location and the Main Distribution Frame (MDF) or Digital Crossconnect Bay (DSX-1) of the SNET designated serving wire centers.

                  1.7.8 "SUBSEQUENT BILLING COMPANY" refers to SNET when it provides a segment of transport or switching services in connection with Feature Group B or D switched access service. (For purposes of this Agreement, the Tandem operator is the Subsequent Billing Company.)

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 27 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                  1.7.9 "SWITCHED ACCESS SERVICE" means an offering of facilities for the purpose of the origination or termination of traffic from or to Exchange Service customer in a given area pursuant to a Switched Access tariff. Switched Access Services include:
                           Feature Group A, Feature Group B, Feature Group D, 800 Series, and 900 access. Switched Access does not include traffic exchanged between LECs for purpose of local exchange interconnection.

                  1.7.10 "UNIVERSAL DIGITAL LOOP CARRIER" (UDLC) describes a DLC system that has a Central Office terminal channel bank that is connected to the CO switches on the analog side.

         1.8      DEFINITIONS APPLICABLE TO SBC-SWBT ONLY

                  1.8.1 "JURISDICTIONAL IDENTIFICATION PARAMETER" (JIP) is an existing six (6) digit (NPA-NXX) field in the SS7 message. This field designates the first point of switching. (JIP is applicable to SBC-SWBT only)

                  1.8.2 "LINE VALIDATION ADMINISTRATION SYSTEM" (LVAS) means the LIDB administrative system for SBC-SWBT.

                  1.8.3 "ORIGINATING LINE INFORMATION" (OLI) is an SS7 Feature Group D signaling parameter which refers to the number transmitted through the network identifying the billing number of the calling Party. (OLI is applicable to SBC-SWBT only.)

2.       INTERPRETATION, CONSTRUCTION AND SEVERABILITY

         2.1      DEFINITIONS

                  2.1.1 For purposes of this Agreement, certain terms have been defined in this Agreement to encompass meanings that may differ from, or be in addition to, the normal connotation of the defined word. Unless the context clearly indicates otherwise, any term defined or used in the singular will include the plural. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation" and/or "but not limited to". The words "will" and "shall" are used interchangeably throughout this Agreement and the use of either connotes a mandatory requirement. The use of one or the other will not mean a different degree of right or obligation for either Party. A defined word intended to convey its special meaning is capitalized when used. Other terms that are capitalized and not defined in

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 28 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                           this Agreement will have the meaning in the Act, or in the absence of their inclusion in the Act, their customary usage in the Telecommunications industry as of the Effective Date.

         2.2      HEADINGS NOT CONTROLLING

                  2.2.1 The headings and numbering of Sections, Parts, Appendices Schedules and Exhibits to this Agreement are for convenience only and shall not be construed to define or limit any of the terms herein or affect the meaning or interpretation of this Agreement.

                  2.2.2 This Agreement incorporates a number of Appendices which, together with their associated Attachments, Exhibits, Schedules and Addenda, constitute the entire Agreement between the Parties. In order to facilitate use and comprehension of the Agreement, the Appendices have been grouped under broad headings. It is understood that these groupings are for convenience of reference only, and are not intended to limit the applicability that any particular appendix, attachment, exhibit, schedule or addenda may otherwise have.

         2.3      REFERENCED DOCUMENTS

                  2.3.1 Unless the context shall otherwise specifically require, and subject to SECTION 21, whenever any provision of this Agreement refers to a technical reference, technical publication, CLEC Practice, SBC-13STATE Practice, any publication of telecommunications industry administrative or technical standards, or any other document specifically incorporated into this Agreement (collectively, a "REFERENCED INSTRUMENT"), it will be deemed to be a reference to the then-current version or edition (including any amendments, supplements, addenda, or successors) of each Referenced Instrument that is in effect, and will include the then-current version or edition (including any amendments, supplements, addenda, or successors) of any other Referenced Instrument incorporated by reference therein.

         2.4      REFERENCES

                  2.4.1 References herein to Sections, Paragraphs, Exhibits, Parts, Schedules, and Appendices shall be deemed to be references to Sections, Paragraphs and Parts of, and Exhibits, Schedules and Appendices to, this Agreement unless the context shall otherwise require.

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 29 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

         2.5      TARIFF REFERENCES

                  2.5.1 Wherever any Commission ordered tariff provision or rate is cited or quoted herein, it is understood that said cite encompasses any revisions or modifications to said tariff.

                  2.5.2 Wherever any Commission ordered tariff provision or rate is incorporated, cited or quoted herein, it is understood that said incorporation or reference applies only to the entity within the state whose Commission ordered that tariff.

         2.6      CONFLICT IN PROVISIONS

                  2.6.1 In the event of a conflict between the provisions of this Agreement and the Act, the provisions of the Act shall govern.

                  2.6.2 If any definitions, terms or conditions in any given Appendix, Attachment, Exhibit, Schedule or Addenda differ from those contained in the main body of this Agreement, those definitions, terms or conditions will supersede those contained in the main body of this Agreement, but only in regard to the services or activities listed in that particular Appendix, Attachment, Exhibit, Schedule or Addenda. In particular, if an Appendix contains a Term length that differs from the Term length in the main body of this Agreement, the Term length of that Appendix will control the length of time that services or activities are to occur under that Appendix, but will not affect the Term length of the remainder of this Agreement.

                  2.6.3 In SNET only, in the event of a conflict between any provision in this Agreement and any provision in the DPUC-ordered tariffs covering the services that are the subject of this Agreement with SNET, such DPUC-ordered tariffs will prevail.

         2.7      JOINT WORK PRODUCT

                  2.7.1 This Agreement is the joint work product of the Parties and has been negotiated by the Parties and their respective counsel and shall be fairly interpreted in accordance with its terms and, in the event of any ambiguities, no inferences shall be drawn against either Party.

         2.8      SEVERABILITY

                  2.8.1 If any provision of this Agreement is rejected or held to be illegal, invalid or unenforceable, each Party agrees that such provision shall be enforced

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 30 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                           to the maximum extent permissible so as to effect the intent of the Parties, and the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby. If necessary to effect the intent of the Parties, the Parties shall negotiate in good faith to amend this Agreement to replace the unenforceable language with enforceable language that reflects such intent as closely as possible. The Parties negotiated the terms and conditions of this Agreement for Interconnection, services and Network Elements as a total arrangement and it is intended to be nonseverable.

         2.9      INCORPORATION BY REFERENCE

                  2.9.1 The General Terms and Conditions of this Agreement, and every Interconnection, Resale Service Network Element, function, facility, product or service provided hereunder, shall be subject to all rates, terms and conditions contained in the Appendices to this Agreement which are legitimately related to such Interconnection, Resale Service, Network Element, function, facility, product or service; and all such rates, terms and conditions are incorporated by reference herein and deemed a part of every Interconnection, Resale Service, Network Element, function, facility, product or service provided hereunder. Without limiting the general applicability of the foregoing, the following terms and conditions of the General Terms and Conditions are specifically agreed by the Parties to be legitimately related to, and to be applicable to, each Interconnection, Resale Service, Network Element, function, facility, product or service provided hereunder: definitions; interpretation, construction and severability; notice of changes; general responsibilities of the Parties; effective date, term and termination; fraud; deposits; billing and payment of charges; non-payment and procedures for disconnection; dispute resolution; audits; disclaimer of representations and warranties; limitation of liability; indemnity; remedies; intellectual property; publicity and use of trademarks and service marks; no license; confidentiality; intervening law; governing law; regulatory approval; changes in End User local exchange service provider selection; compliance and certification; law enforcement; relationship of the Parties/independent contractor; no third Party beneficiaries, disclaimer of agency; assignment; subcontracting; hazardous substances and responsibility for environmental contamination; force majeure; taxes; non-waiver; network maintenance and management; customer inquiries; expenses; conflict of interest; survival; scope of agreement; amendments and modifications; and entire agreement.

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 31 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

         2.10     NON-VOLUNTARY PROVISIONS

                  2.10.1 This Agreement incorporates certain rates, terms and conditions that were not voluntarily negotiated by SBC-13STATE, but instead resulted from determinations made in arbitrations under Section 252 of the Act or from other requirements of regulatory agencies or state law (individually and collectively, a "Non-Voluntary Arrangement"). SBC-13STATE has identified some, but not all, of the Non-Voluntary Arrangements contained in this Agreement, by designating such provisions with asterisks. If any Non-Voluntary Arrangement is modified as a result of any order or finding by the FCC, the appropriate Commission or a court of competent jurisdiction, any Party may, by providing written notice to the other Party, require that any affected Non-Voluntary Arrangement (and any related rates, terms and conditions) be deleted or renegotiated, as applicable, in good faith and this Agreement amended accordingly. If such modifications to this Agreement are not executed within sixty (60) days after the date of such notice, a Party may pursue its rights under Section 10.

                  2.10.2 The Parties acknowledge that the Non-Voluntary Arrangements contained in this Agreement shall not be available in any state other than the state that originally imposed/required such Non-Voluntary Arrangement. By way of example only, the Parties acknowledge that the PUCO's imposition in Ohio of the Minimum Telephone Service Standards (and all terms and conditions relating thereto) shall not apply in or be "portable to" any state other than Ohio.

         2.11     STATE-SPECIFIC RATES, TERMS AND CONDITIONS

                  2.11.1 For ease of administration, this multistate Agreement contains certain specified rates, terms and conditions which apply only in a designated state. To the extent that this Agreement contains specified rates, terms and conditions which apply only in a given state, such rates, terms and conditions shall not apply and shall have no effect in any other state(s) to which this Agreement is submitted for approval under Section 252(e) of the Act.

                  2.11.2 SUCCESSOR RATES. Certain of the rates, prices and charges set forth in the applicable Appendix Pricing have been established by the appropriate Commissions in cost proceedings or dockets initiated under or pursuant to the Act. If during the Term that Commission or the FCC changes a rate, price or charge in an order or docket that applies to any of the Interconnection, Resale Services, Network Elements, functions, facilities,

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 32 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799


                           products and services available hereunder, the Parties agree to amend this Agreement to incorporate such new rates, prices and charges, with such rates, prices and charges to be effective as of the date specified in such order or docket (including giving effect to any retroactive application, if so ordered). If either Party refuses to execute an amendment to this Agreement within sixty (60) days after the date of such order or docket, the other Party may pursue its rights under Section 10.

         2.12     Scope of Obligations

                  2.12.1 Notwithstanding anything to the contrary contained herein, SBC-13STATE's obligations under this Agreement shall apply only to:

                           2.12.1 the specific operating area(s) or portion thereof in which SBC-13 STATE is then deemed to be the ILEC under the Act (THE "ILEC TERRITORY"), and

                           2.12.2 assets that SBC-13STATE owns or leases and which are used in connection with SBC-13STATE's provision to CLEC of any Interconnection, Resale Services, Network Elements, functions, facilities, products or services provided or contemplated under this Agreement, the Act or any tariff or ancillary agreement referenced herein (individually and collectively, THE "ILEC ASSETS").

3.       NOTICE OF CHANGES -- SECTION 251(C)(5)

         3.1 Nothing in this Agreement shall limit either Party's ability to upgrade its network through the incorporation of new equipment, new software or otherwise. Each Party agrees to comply with the Network Disclosure rules adopted by the FCC in CC Docket No. 96-98, Second Report and Order, codified at 47 C.F.R. 51.325 through 51.335, as such rules may be amended from time to time (the "NETWORK DISCLOSURE RULES").

4.       GENERAL RESPONSIBILITIES OF THE PARTIES

         4.1 Upon approval by the Commission, CLEC agrees to begin providing Telephone Exchange Service within its certificated service area to business End Users within _____ days and to residential End Users within _____ days.

         4.2 SBC-12STATE and CLEC shall each use their best efforts to meet the Interconnection Activation Dates.

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 33 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

         4.3 Each Party is individually responsible to provide facilities within its network that are necessary for routing, transporting, measuring, and billing traffic from the other Party's network and for delivering such traffic to the other Party's network in the standard format compatible with SBC-13STATE's network as referenced in Telcordia BOC Notes on LEC Networks Practice No. SR-TSV-002275, and to terminate the traffic it receives in that standard format to the proper address on its network. The Parties are each solely responsible for participation in and compliance with national network plans, including the National Network Security Plan and the Emergency Preparedness Plan.

         4.4 The Parties shall exchange technical descriptions and forecasts of their Interconnection and traffic requirements in sufficient detail necessary to establish the Interconnections required to assure traffic completion to and from all End Users in their respective designated service areas.

         4.5 Each Party is solely responsible for all products and services it provides to its End Users and to other Telecommunications Carriers.

         4.6 Facilities-based carriers and UNE-based Switch Port providers are responsible for administering their End User records in a LIDB.

                  4.6.1    PACIFIC reserves the right on one hundred eighty
                           (180) calendar days notice to require UNE-Based Switch Port providers to administer their End User records in PACIFIC's LIDB.

                  4.6.2 NEVADA does not have a line information database and/or Calling Name database. Line information database services can be purchased from PACIFIC.

         4.7 At all times during the Term, each Party shall keep and maintain in force at each Party's expense all insurance required by Applicable Law (e.g. workers' compensation insurance) as well as general liability insurance in the amount of (at least) $10,000,000 for personal injury or death to any one person, property damage resulting from any one incident, and automobile liability with coverage for bodily injury and for property damage. Upon request from the other Party, each Party shall provide to the other Party evidence of such insurance (which may be provided through a program of self-insurance). This Section 4.7 is a general statement of insurance requirements and shall be in addition to any specific requirement of insurance referenced elsewhere in this Agreement or a Referenced Instrument.

         4.8 Upon CLEC signature of this Agreement, CLEC shall provide SBC-13STATE with CLEC's state-specific authorized and nationally recognized OCN/AECNs for

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 34 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                  facilities-based (Interconnection and/or unbundled Network Elements) and a separate and distinct OCN/AECN for Resale Services.

         4.9 In the event that CLEC makes any corporate name change (including addition or deletion of a d/b/a), change in OCN/AECN, or makes or accepts a transfer or assignment of interconnection trunks or facilities (including leased facilities), or a change in any other CLEC identifier (collectively, a "CLEC Change"), CLEC shall submit written notice to SBC-13STATE within thirty (30) days of the first action taken to implement such CLEC Change. Within thirty (30) days following receipt of that notice, the Parties shall negotiate rates to compensate SBC-13STATE for the costs to be incurred by SBC-13STATE to make the CLEC Change to the applicable SBC-13STATE databases, systems, records and/or recording announcement(s) for CLEC branded/repair calls. In addition, CLEC shall compensate SBC-13STATE for any service order charges and/or service request charges associated with such CLEC Change. SBC-13STATE's agreement to implement a CLEC Change is conditioned upon CLEC's agreement to pay all reasonable charges billed to CLEC for such CLEC Change.

         4.10 When a End User changes its service provider from SBC-13STATE to CLEC or from CLEC to SBC-13STATE and does not retain its original telephone number, the Party formerly providing service to such End User shall furnish a referral announcement ("REFERRAL ANNOUNCEMENT") on the original telephone number that specifies the End User's new telephone number.

                  4.10.1 The following pertains to AM-IL, AM-WI and PACIFIC only:

                           4.10.1.1 Referral Announcements shall be provided by
                                    a Party to the other Party for the period of time and at the rates set forth in the referring Party's tariff(s); provided, however, if either Party provides Referral Announcements for a period different (either shorter or longer) than the period(s) stated in its tariff(s) when its End Users change their telephone numbers, such Party shall provide the same level of service to End Users of the other Party.

                  4.10.2 The following applies to AM-IN only:

                           4.10.2.1 Referral Announcements shall be provided by a Party to the other Party for the period specified in 170 IAC
                                      7-1.1-11(I)(3)(a) and (b) and at the rates set forth in the referring Party's tariff(s). However, if either Party provides Referral Announcements for a period different than the above period(s) when its End Users change their telephone numbers, such Party shall provide the same level of service to End Users of the other Party.

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 35 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                  4.10.3   The following applies to AM-MI only:

                           4.10.3.1 Referral Announcements shall be provided by a Party to the other Party for the period specified in Michigan
                                      Administrative Rule 484.134 and at the
                                      rates set forth in the referring Party's tariff(s). However, if either Party provides Referral Announcements for a period longer than the above period(s) when its End Users change their telephone numbers, such Party shall provide the same level of service to End Users of the other Party.

                  4.10.4   The following applies to AM-OH only:

                           4.10.4.1 Referral Announcements shall be provided by a Party to the other Party for the period of time specified in Rule 4901:1-5-12, Ohio Administrative Code and at the rates set forth in the referring Party's tariff(s). However, if either Party provides Referral Announcements for a period longer than the above period(s) when its End Users change their telephone numbers, such Party shall provide the same level of service to End Users of the other Party.

         4.11 Each Party shall be responsible for labor relations with its own employees. Each Party agrees to notify the other Party as soon as practicable whenever such Party has knowledge that a labor dispute concerning its employees is delaying or threatens to delay such Party's timely performance of its obligations under this Agreement and shall endeavor to minimize impairment of service to the other Party (for example, by using its management personnel to perform work or by other means) in the event of a labor dispute to the extent permitted by Applicable Law.

         4.12 Each Party shall act in good faith in its performance under this Agreement and, in each case in which a Party's consent or agreement is required or requested hereunder, such Party shall not unreasonably withhold or delay such consent or agreement.

5.       EFFECTIVE DATE, TERM, AND TERMINATION

         5.1 This Effective Date of this Agreement shall be ten (10) calendar days after the Commission approves this Agreement under Section 252(e) of the Act or, absent such Commission approval, the date this Agreement is deemed approved under
                  Section 252(e)(4) of the Act.

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 36 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

         5.2 The term of this Agreement shall commence upon the Effective Date of this Agreement and shall expire on April 19, 2001 (the "TERM"). Absent the receipt by one Party of written notice from the other Party at least within 180 days prior to the expiration of the Term to the effect that such Party does not intend to extend the Term, this Agreement shall remain in full force and effect on and after the expiration of the Term until terminated by either Party pursuant to Section 5.3 or 5.4.

         5.3 Notwithstanding any other provision of this Agreement, either Party may terminate this Agreement and the provision of any Interconnection, Resale Services, Network Elements, functions, facilities, products or services provided pursuant to this Agreement, at the sole discretion of the terminating Party, in the event that the other Party fails to perform a material obligation or breaches a material term of this Agreement and the other Party fails to cure such nonperformance or breach within forty-five (45) calendar days after written notice thereof. Any termination of this Agreement pursuant to this
                  Section 5.3 shall take effect immediately upon delivery of written notice to the other Party that it failed to cure such nonperformance or breach within forty-five (45) calendar days after written notice thereof.

         5.4 If pursuant to Section 5.2, this Agreement continues in full force and effect after the expiration of the Term, either Party may terminate this Agreement after delivering written notice to the other Party of its intention to terminate this Agreement, subject to Sections 5.5 and 5.6. Neither Party shall have any liability to the other Party for termination of this Agreement pursuant to this Section 5.4 other than its obligations under Sections 5.5 and 5.6.

         5.5 Upon termination or expiration of this Agreement in accordance with Sections 5.2, 5.3 or 5.4:

                  5.5.1 Each Party shall continue to comply with its obligations set forth in Section 42; and

                  5.5.2 Each Party shall promptly pay all amounts owed under this Agreement or place any Disputed Amounts into an escrow account that complies with Section 8.4 hereof;

                  5.5.3 Each Party's confidentiality obligations shall survive; and

                  5.5.4 Each Party 's indemnification obligations shall survive.

         5.6      If either Party serves notice of expiration pursuant to
                  Section 5.2 or Section 5.4, CLEC shall have ten (10) days to provide SBC-13STATE written confirmation if

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 37 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                  CLEC wishes to pursue a successor agreement with SBC-13STATE or terminate its agreement. CLEC shall identify the action to be taken on each applicable (13) state(s). If CLEC wishes to pursue a successor agreement with SBC-13STATE, CLEC shall attach to its written confirmation or notice of expiration/termination, as applicable, a written request to commence negotiations with SBC-13STATE under Sections 251/252 of the Act and identify each of the state(s) the successor agreement will cover. Upon receipt of CLEC's Section 252(a)(1) request, the Parties shall commence good faith negotiations on a successor agreement

         5.7 The rates, terms and conditions of this Agreement shall continue in full force and effect until the earlier of (i) the effective date of its successor agreement, whether such successor agreement is established via negotiation, arbitration or pursuant to Section 252(i) of the Act; or (ii) the date that is ten (10) months after the date on which SBC-13STATE received CLEC's Section 252(a)(1) request; provided, however, when a successor agreement becomes effective, the terms, rates and charges of such successor Agreement shall apply retroactively back to the date this Agreement is terminated or expires, whichever is later, and that the retro-active true-up shall be completed within 90 days following the effective date of such successor Agreement.

         5.8 If at any time during the Section 252(a)(1) negotiation process (prior to or after the expiration date or termination date of this Agreement), CLEC withdraws its Section 252(a)(1) request, CLEC must include in its notice of withdrawal a request to adopt a successor agreement under Section 252(i) of the Act or affirmatively state that CLEC does not wish to pursue a successor agreement with SBC-13STATE for a given state. The rates, terms and conditions of this Agreement shall continue in full force and effect for a period of ninety (90) days after the date CLEC provides notice of withdrawal of its
                  Section 252(a)(1) request. On the ninety-first (91) day following SBC-13STATE's receipt of CLEC's notice of withdrawal of its Section 252(a)(1) request, unless CLEC provided SBC-13STATE notice of a Section 252(i) adoption in the interim, the Parties shall, subject to Section 5.5, have no further obligations under this Agreement.

         5.9 If CLEC does not affirmatively state that it wishes to pursue a successor agreement with SBC-13STATE in its, as applicable, notice of expiration or termination or the written confirmation required after receipt of SBC's notice of expiration or termination, then the rates, terms and conditions of this Agreement shall continue in full force and effect for a period of ninety (90) days after the date CLEC provided or received notice of expiration or termination. On the ninety-first (91) day following CLEC provided or received notice of expiration or termination, the Parties shall, subject to Section 5.5, have no further obligations under this Agreement.

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 38 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

5.10              In the event of termination of this Agreement pursuant to
                  Section 5.9, SBC-13STATE and CLEC shall cooperate in good faith to effect an orderly transition of service under this Agreement; provided that CLEC shall be solely responsible (from a financial, operational and administrative standpoint) to ensure that its End Users have been transitioned to a new LEC by the expiration date, termination date of this Agreement.

6.       FRAUD

         6.1 SBC-13STATE shall not be liable to CLEC for any fraud associated with CLEC's End User's account, including 1+ IntraLATA toll, ported numbers, and Alternate Billing Service
                  (ABS). ABS is a service that allows End Users to bill calls to account(s) that might not be associated with the originating line. There are three types of ABS calls: calling card, collect, and third number billed calls.

         6.2 The Parties agree to cooperate with one another to investigate, minimize, and take corrective action in cases of fraud involving 1+ IntraLATA toll calls, ABS, and ported numbers. The Parties' fraud minimization procedures are to be cost-effective and implemented so as not to unduly burden or harm one Party as compared to the other.

         6.3 In cases of suspected fraudulent activity by an End User, at a minimum, the cooperation referenced in Section 6.2 will include providing to the other Party, upon request, information concerning Customers who terminate services to that Party without paying all outstanding charges. The Party seeking such information is responsible for securing the End User's permission to obtain such information.

         6.4 SBC-AMERITECH, SBC-SWBT, PACIFIC, SNET will provide notification messages to CLEC on suspected occurrences of ABS-related fraud on CLEC accounts stored in the applicable LIDB. PACIFIC will provide such alert messages by e-mail. SBC-AMERITECH, SBC-SWBT AND SNET will provide via fax.

                  6.4.1 SBC-SWBT (ON BEHALF OF ITSELF AND SNET) AND PACIFIC will use a Sleuth system to determine suspected occurrences of ABS-related fraud for CLEC using the same criteria SBC-SWBT AND PACIFIC use to monitor fraud on their respective accounts.

                  6.4.2 CLEC understands that Sleuth alerts only identify potential occurrences of fraud. CLEC understands and agrees that it will need to perform its own investigations to determine whether a fraud situation actually exists. CLEC understands and agrees that it will also need to determine what, if any, action CLEC should take as a result of a Sleuth alert.

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 39 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                  6.4.3 The Parties will provide contact names and numbers to each other for the exchange of Sleuth alert notification information twenty-four (24) hours per day seven (7) days per week.

                  6.4.4 For each alert notification provided to CLEC, CLEC may request a corresponding thirty-day (30-day) historical report of ABS-related query processing. CLEC may request up to three reports per alert.

         6.5 In SBC-SWBT AND PACIFIC ABS-related alerts are provided to CLEC at no additional charge, except as related in 6.6 below.

                  6.5.1 In PACIFIC, 1+ IntraLATA toll fraud alerts are offered for Resale only under the product name Traffic Alert Referral Service (TARS). For TARS, CLEC agrees to pay a recurring usage rate as outlined in Appendix Pricing.6.6 Traffic Alert Referral Service ("TARS") 1+ Intra-LATA Toll Fraud Monitoring

                  6.5.2    For terms and conditions for TARS, see Appendix
                           Resale.

                  6.5.3    TARS is offered in PACIFIC only.

7.       DEPOSITS (SBC-12STATE)

         7.1 The deposit requirements set forth in this Section 7 apply to the Resale Services and Network Elements furnished under this Agreement. A CLEC furnished both Resale Services and Network Elements in one (1) state under this Agreement shall make two
                  (2) separate deposits for that state, each calculated separately as set forth below in Sections 7.2 through 7.10, inclusive.

         7.2 If CLEC has not established a minimum of twelve (12) consecutive months good credit history with all telephone company affiliates of SBC (that is, AMERITECH, NEVADA, PACIFIC, SNET AND SWBT) where CLEC is doing or has done business as a local service provider, CLEC shall remit an initial cash deposit to SBC-12STATE prior to the furnishing of Resale Services or Network Elements in each state under this Agreement. The deposit required by the previous sentence shall be determined as follows:

                  7.2.1 for NEVADA, PACIFIC and SWBT, if immediately prior to the Effective Date, CLEC was not operating as a Local Service Provider in a state covered by this Agreement, the initial deposit for that state shall be in the amount of $17,000; or

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 40 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                  7.2.2 for NEVADA, PACIFIC and SWBT, if immediately prior to the Effective Date, CLEC was operating as a Local Service Provider in a state covered by this Agreement, the deposit for that state shall be in the amount calculated using the method set forth in
                           Section 7.7 of this Agreement; or

                  7.2.3 for SBC-AMERITECH, subject to external credit check verification and/or financial statement review, SBC-AMERITECH may require two (2) to four (4) months of projected average monthly billings as a deposit.

                  7.2.4 If CLEC has established a minimum of twelve (12) consecutive months good credit history with all ILEC Affiliates of SBC.(that is, AMERITECH, NEVADA, PACIFIC, SNET and SWBT) with which CLEC is doing or has done business as a Local Service Provider, SBC-12STATE shall waive the initial deposit requirement; provided, however, that the terms and conditions set forth in Section 7.1 through Section
                           7.10 of this Agreement shall continue to apply in each state for the Term . In determining whether CLEC has established a minimum of twelve (12) consecutive months good credit history with each ILEC Affiliate of SBC with which CLEC is doing or has done business, CLEC's payment record with each ILEC Affiliate of SBC for the most recent twelve (12) months occurring within the twenty-four (24) month period immediately prior to the Effective Date shall be considered.

         7.3 Any cash deposit for one state shall be held by SBC-12STATE as a guarantee of payment of charges billed to CLEC, provided, however, SBC-12STATE may exercise its right to credit any cash deposit to CLEC's account upon the occurrence of any one of the following events:

                  7.3.1 when SBC-12STATE sends CLEC the second delinquency notification for that state during the most recent twelve (12) months; or

                  7.3.2 when SBC-12STATE suspends CLEC's ability to process orders in accordance with Section 9.6.1.1; or

                  7.3.3 when CLEC files for protection under the bankruptcy laws; or

                  7.3.4 when an involuntary petition in bankruptcy is filed against CLEC and is not dismissed within sixty (60) days; or

                  7.3.5    when this Agreement expires or terminates; or

                  7.3.6    during the month following the expiration of twelve
                           (12) months after that cash deposit was remitted, SBC-12STATE shall credit any cash deposit to

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 41 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                           CLEC's account so long as CLEC has not been sent more than one delinquency notification letter for that state during the most recent twelve (12) months.

                  7.3.7 For the purposes of this Section 7.3, interest will be calculated as specified in Section 8.1 and shall be credited to CLEC's account at the time that the cash deposit is credited to CLEC's account.

         7.4 So long as CLEC maintains timely compliance with its payment obligations, SBC-12STATE will not increase the deposit amount required. If CLEC fails to maintain timely compliance with its payment obligations, SBC-12STATE reserves the right to require additional deposit(s) in accordance with Section 7.1 and
                  Section 7.5 through Section 7.10.

         7.5 If during the first six (6) months of operations in a state under this Agreement, CLEC has been sent one delinquency notification letter by SBC-12STATE, the deposit amount for that state shall be re-evaluated based upon CLEC's actual billing totals and shall be increased if CLEC's actual billing average:

                  7.5.1 for NEVADA, PACIFIC or SWBT for a two (2) month period exceeds the deposit amount held; or

                  7.5.2 for AMERITECH for a two (2) to four (4) month period exceeds the deposit amount held.

         7.6 Throughout the Term, any time CLEC has been sent two (2) delinquency notification letters for any one state by SBC-12STATE, the deposit amount for that state shall be re-evaluated based upon CLEC's actual billing totals and shall be increased if CLEC's actual billing average:

                  7.6.1 or NEVADA, PACIFIC or SWBT for a two (2) month period exceeds the deposit amount held; or

                  7.6.2 for AMERITECH for a two (2) to four (4) month period exceeds the deposit amount held.

         7.7 Whenever a deposit is re-evaluated as specified in Section 7.5 or Section 7.6, such deposit shall be calculated in an amount equal to the average billing to CLEC for that state for a two
                  (2) to four (4) month period. The most recent three (3) months billing on all of CLEC's CBAs/ESBAs/ASBS ("CBA" is utilized in SWBT only; "ESBA" is utilized in PACIFIC and NEVADA only; "ASBS" is utilized in AMERITECH only) and BANs for Resale Services or Network Elements within that state shall be used to calculate CLEC's monthly average.

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 42 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                  7.7.1 In SBC-7STATE only, after calculating the amount equal to the average billing to CLEC for that state for a two (2) month period, add the amount of any charges that would be applicable to transfer all of CLEC's then-existing End-Users of Resale Services to SBC-7STATE in the event of CLEC's disconnection for non-payment of charges. The resulting sum is the amount of the deposit.

         7.8 Whenever a deposit is re-evaluated as specified in Section 7.5 and Section 7.6, CLEC shall remit the additional deposit amount to SBC-12STATE within thirty (30) calendar days of receipt of written notification from SBC-12STATE requiring such deposit. If CLEC fails to furnish the required deposit within thirty (30) calendar days of receipt of written notice requesting such deposit, SBC-12STATE shall begin the process set forth in Section 9 of this Agreement for that state. If CLEC continues to fail to furnish the required deposit at the expiration of the fourteen (14) calendar days specified in
                  Section 9.3 of this Agreement, then SBC-12STATE shall begin the procedure(s) set forth in Sections 9.5 and 9.6 of this Agreement for that state.

         7.9 This cash deposit requirement may be satisfied in whole or in part with an irrevocable bank letter of credit acceptable to SBC-7STATE. No interest shall be paid by SBC-7STATE for any portion of the deposit requirement satisfied by an irrevocable bank letter of credit. SBC-7STATE may demand payment from the issuing bank of any irrevocable bank letter of credit upon the occurrence of any of the events listed in Section 7.3.1 through 7.3.4.

         7.10 The fact that SBC-12STATE holds either a cash deposit or irrevocable bank letter of credit does not relieve CLEC from timely compliance with its payment obligations under this Agreement.

         7.11 For Deposit requirements for SNET, see the applicable DPUC ordered tariff.

8.       BILLING AND PAYMENT OF CHARGES

         8.1 Unless otherwise stated, each Party will render monthly bill(s) to the other for Interconnection, Resale Services, Network Elements, functions, facilities, products and services provided hereunder at the rates set forth in the applicable Appendix Pricing, as set forth in applicable tariffs or other documents specifically referenced herein and, as applicable, as agreed upon by the Parties or authorized by a Party.

                  8.1.1 Remittance in full of all bills rendered by SBC-AMERITECH, SBC-SWBT and PACIFIC is due within thirty (30) days of each bill date

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 43 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                           (the "BILL DUE DATE") and shall be paid in accordance with the terms of Section 8.3 of this Agreement.

                  8.1.2 Remittance in full of all bills rendered by NEVADA is due in accordance with the terms set forth in the Commission C2-A Tariff, with the date on which amounts are due referred to herein as the "BILL DUE DATE".

                  8.1.3 Remittance in full of all bills rendered by SNET is due in accordance with the terms set forth in the Connecticut Access Service Tariff approved by the DPUC, with the date on which amounts are due referred to herein as the "BILL DUE DATE".

                  8.1.4 Remittance in full of all bills rendered by CLEC is due within thirty (30) days of each bill date (the "BILL DUE DATE").

                  8.1.5 If CLEC fails to remit payment for any charges for services by the Bill Due Date, or if a payment or any portion of a payment is received from CLEC after the Bill Due Date, or if a payment or any portion of a payment is received in funds which are not immediately available to SBC-13STATE as of the Bill Due Date (individually and collectively, "PAST DUE"), then a late payment charge shall be assessed as provided in Sections 8.1.5.1 through 8.1.5.3, as applicable.

                           8.1.5.1    If any charge incurred under this
                                      Agreement that is billed out of any
                                      SBC-8STATE billing system other than the SBC-SWBT Customer Records Information System (CRIS) is Past Due, the unpaid amounts shall bear interest from the Bill Due Date until paid at the lesser of (i) the rate used to compute the Late Payment Charge in the applicable SBC-8STATE intrastate access services tariff in that state and (ii) the highest rate of interest that may be charged under Applicable Law, compounded daily from the Bill Due Date to and including the date that the payment is actually made and available.

                           8.1.5.2    If any charge incurred under this
                                      Agreement that is billed out of SBC-SWBT's
                                      CRIS is Past Due, the unpaid amounts shall bear interest from the Bill Due Date until paid. The interest rate applied to SBC-SWBT CRIS-billed Past Due unpaid amounts shall be the lesser of (i) the rate used to compute the Late Payment Charge contained in the applicable SBC-SWBT intrastate retail
                                      Commission-approved tariff governing Late
                                      Payment Charges to SBC-SWBT's retail End
                                      Users that are business End Users in that state and (ii) the highest rate of

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 44 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                                    interest that may be charged under
                                    Applicable Law, compounded daily from the Bill Due Date to and including the date that the payment is actually made and available.

                           8.1.5.3 If any charge incurred under this Agreement that is billed out of any SBC-AMERITECH billing system is Past Due, the unpaid amounts shall accrue interest from the Due Date at the lesser of (i) one and one-half percent (1 1/2%) per month and (ii) the highest rate of interest that may be charged under Applicable Law, compounded daily from the Bill Due Date to and including the date that the payment is actually made and available.

         8.2 If any charge incurred by SBC-12STATE under this Agreement is Past Due, the unpaid amounts shall bear interest from the Bill Due Date until paid. The interest rate applied shall be the lesser of (i) the rate used to compute the Late Payment Charge contained in the applicable SBC-12STATE's intrastate access services tariff in that state and (ii) the highest rate of interest that may be charged under Applicable Law, compounded daily from the Bill Due Date to and including the date that the payment is actually made and available.

         8.3 CLEC shall make all payments to SBC-12STATE via electronic funds credit transfers through the Automated Clearing House Association (ACH) network to the financial institution designated by SBC-12STATE. Remittance information will be communicated together with the funds transfer via the ACH network. CLEC shall use the CCD+ or the CTX transaction set. CLEC and SBC-12STATE shall abide by the National Automated Clearing House Association (NACHA) Rules and Regulations. Each ACH credit transfer shall be received by SBC-12STATE no later than the Bill Due Date of each bill or Late Payment Charges will apply. SBC-12STATE shall not be liable for any delays in receipt of funds or errors in entries caused by CLEC or Third Parties, including CLEC's financial institution. CLEC is responsible for its own banking fees.

                  8.3.1 CLEC shall make all payments to SNET in "immediately available funds." All payments to SNET shall be made using one of the methods set forth in the Connecticut Access Service Tariff approved by the CT-DPUC or via electronic funds credit transfers through the Automated Clearing House Association (ACH) network to the financial institution designated by SNET. If CLEC makes payment through funds transfer via the ACH network, remittance information will be communicated together with the funds transfer via the ACH network. If CLEC makes payment through funds transfer via the ACH network, CLEC shall use the CCD+ or the CTX transaction set. CLEC and SNET shall abide by the National Automated Clearing House Association (NACHA) Rules and Regulations.

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 44 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                           Each payment shall be received by SNET no later than the Bill Due Date of each bill or Late Payment Charges will apply. SNET shall not be liable for any delays in receipt of funds or errors in entries caused by CLEC or Third Parties, including CLEC's financial institution. CLEC is responsible for its own banking fees.

         8.4 If any portion of an amount due to a Party (the "BILLING PARTY") for Resale Services or Network Elements under this Agreement is subject to a bona fide dispute between the Parties, the Party billed (the "NON-PAYING PARTY") shall, prior to the Bill Due Date, give written notice to the Billing Party of the amounts it disputes ("DISPUTED AMOUNTS") and include in such written notice the specific details and reasons for disputing each item listed in Section 10.4.1. The Non-Paying Party shall pay when due (i) all undisputed amounts to the Billing Party, and (ii) all Disputed Amounts into an interest bearing escrow account with a Third Party escrow agent mutually agreed upon by the Parties. To be acceptable, the Third Party escrow agent must meet all of the following criteria:

                  8.4.1 The financial institution proposed as the Third Party escrow agent must be located within the continental United States;

                  8.4.2 The financial institution proposed as the Third Party escrow agent may not be an Affiliate of either Party; and

                  8.4.3 The financial institution proposed as the Third Party escrow agent must be authorized to handle Automatic Clearing House (ACH) (credit transactions) (electronic funds) transfers.

                  8.4.4 In addition to the foregoing requirements for the Third Party escrow agent, the disputing Party and the financial institution proposed as the Third Party escrow agent must agree that the escrow account will meet all of the following criteria:

                           8.4.4.1 The escrow account must be an interest bearing account;

                           8.4.4.2 All charges associated with opening and maintaining the escrow account will be borne by the disputing Party;

                           8.4.4.3 That none of the funds deposited into the escrow account or the interest earned thereon may be subjected to the financial institution's charges for serving as the Third Party escrow agent;

                           8.4.4.4 All interest earned on deposits to the escrow account shall be disbursed to the Parties in the same proportion as the principal; and

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 46 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                           8.4.4.5 Disbursements from the escrow account shall be limited to those:

                                   8.4.4.5.1 authorized in writing by both the
                                             disputing Party and the Billing
                                             Party (that is, signature(s) from
                                             representative(s) of the disputing
                                             Party only are not sufficient to
                                             properly authorize any
                                             disbursement); or

                                   8.4.4.5.2 made in accordance with the final,
                                             non-appealable order of the
                                             arbitrator appointed pursuant to
                                             the provisions of Section 10.7; or

                                   8.4.4.5.3 made in accordance with the final,
                                             non-appealable order of the court
                                             that had jurisdiction to enter the
                                             arbitrator's award pursuant to
                                             Section 10.7.

         8.5 Disputed Amounts in escrow shall be subject to Late Payment Charges as set forth in Section 8.1.

         8.6 Issues related to Disputed Amounts shall be resolved in accordance with the procedures identified in the Dispute Resolution provisions set forth in Section 10.

         8.7 If the Non-Paying Party disputes any charges for Resale Services or Network Elements and any portion of the dispute is resolved in favor of such Non-Paying Party, the Parties shall cooperate to ensure that all of the following actions are taken:

                  8.7.1 the Billing Party shall credit the invoice of the Non-Paying Party for that portion of the Disputed Amounts resolved in favor of the Non-Paying Party, together with any Late Payment Charges assessed with respect thereto no later than the second Bill Due Date after the resolution of the Dispute;

                  8.7.2 within fifteen (15) calendar days after resolution of the Dispute, the portion of the escrowed Disputed Amounts resolved in favor of the Non-Paying Party shall be released to the Non-Paying Party, together with any accrued interest thereon;

                  8.7.3 within fifteen (15) calendar days after resolution of the Dispute, the portion of the Disputed Amounts resolved in favor of the Billing Party shall be released to the Billing Party, together with any accrued interest thereon; and

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 47 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                  8.7.4 no later than the third Bill Due Date after the resolution of the dispute regarding the Disputed Amounts, the Non-Paying Party shall pay the Billing Party the difference between the amount of accrued interest such Billing Party received from the escrow disbursement and the amount of Late Payment Charges such Billing Party is entitled to receive pursuant to
                           Section 8.1.

         8.8 Failure by the Non-Paying Party to pay any charges determined to be owed to the Billing Party within the time specified in
                  Section 8.6 shall be grounds for termination of this Agreement.

         8.9      EXCHANGE OF BILLING MESSAGE INFORMATION

                  8.9.1 SBC-13 STATE will provide CLEC a specific Daily Usage File ("DUF" OR "USAGE EXTRACT") for Resale Services and Network Element usage sensitive services provided hereunder ("CUSTOMER USAGE DATA"). Such Customer Usage Data shall be provided by SBC-13STATE in accordance with Exchange Message Interface (EMI) guidelines supported by OBF. Any exceptions to the supported formats will be noted in the DUF implementation requirements documentation for each ILEC. The DUF shall include (i) specific daily usage, including both Local Traffic (if and where applicable) and LEC-carried IntraLATA Toll Traffic, in EMI format for usage sensitive services furnished in connection with each Resale Service and Network Element to the extent that similar usage sensitive information is provided to retail End Users of SBC-13STATE within that state, (ii) with sufficient detail to enable CLEC to bill its End Users for usage sensitive services furnished by SBC-13STATE in connection with Resale Services and Network Elements provided by SBC-13STATE. Procedures and processes for implementing the interfaces with SBC-AMERITECH, PACIFIC, NEVADA, SNET, and SBC-SWBT will be included in implementation requirements documentation.

                  8.9.2 To establish file transmission for the DUF, CLEC must provide a separate written request for each state to SBC-AMERITECH, PACIFIC, NEVADA, SNET and SBC-SWBT no less than sixty (60) calendar days prior to the desired first transmission date for each file.

                  8.9.3 Call detail for LEC-carried calls that are alternately billed to CLEC End Users will be forwarded to CLEC as rated call detail on the DUF.

                  8.9.4 SBC-SWBT shall bill CLEC for DUF furnished by SBC-SWBT in accordance with the price(s) provided in the applicable Appendix Pricing under "Electronic Billing Information."

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 48 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                  8.9.5 Interexchange call detail on Resale Services or Network Elements (ports) that is forwarded to SBC-13STATE for billing, which would otherwise be processed by SBC-13STATE for its retail End Users, will be returned to the IXC and will not be passed through to CLEC. This call detail will be returned to the IXC with a transaction code indicating that the returned call originated from a resold account. Billing for Information Services and other ancillary services traffic on Resale Services and Network Elements (ports) will be passed through when SBC-13STATE records the message.

                  8.9.6 SBC-AMERITECH, NEVADA and PACIFIC Ancillary Services messages originated on or billed to a Resale Service or Network Element (port) in those seven (7) states shall be subject to the rates, terms and conditions of Appendix MESSAGE EXCHANGE.

                  8.9.7 CLEC shall be responsible for providing all billing information to each of its End Users, regardless of the method used to provision the End User's service.

9.       NONPAYMENT AND PROCEDURES FOR DISCONNECTION

         9.1      Unless otherwise specified therein, Sections 9.1, 9.2, 9.3,
                  9.4 and 9.5 shall apply to all charges billed for all services Interconnection, Resale Services, Network Elements, functions, facilities, products and services furnished under this Agreement. Section 9.6 shall apply only to Resale Services and Network Elements furnished under this Agreement.

                  9.1.1 If a Party is furnished services under the terms of this Agreement in more than one (1) state, Sections
                           9.1 through 9.7, inclusive, shall be applied separately for each such state.

         9.2 Failure to pay charges may be grounds for termination of this Agreement. If a Party fails to pay by the Bill Due Date, any and all charges billed to it under this Agreement, including any Late Payment Charges or miscellaneous charges ("UNPAID CHARGES"), and any portion of such Unpaid Charges remain unpaid after the Bill Due Date, the Billing Party shall notify the Non-Paying Party in writing that in order to avoid disruption or disconnection of the applicable Interconnection, Resale Services, Network Elements, functions, facilities, products and services furnished under this Agreement, the Non-Paying Party must remit all Unpaid Charges to the Billing Party.

                  9.2.1 With respect to Resale Services and Network Elements, SBC-13STATE will notify CLEC of any Unpaid Charges that remain unpaid fifteen (15) calendar days after the Bill Due Date and that CLEC must remit payment

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 49 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                           within fourteen (14) calendar days following receipt of SBC-13STATE's notice.

         9.3 If the Non-Paying Party desires to dispute any portion of the Unpaid Charges, the Non-Paying Party shall take all of the following actions not later than fourteen (14) calendar days following receipt of the Billing Party's notice of Unpaid
                  Charges:

                  9.3.1 notify the Billing Party in writing which portion(s) of the Unpaid Charges it disputes, including the total amount disputed ("DISPUTED AMOUNTS") and the specific details listed in Section 10.4.1 of this Agreement, together with the reasons for its dispute; and

                  9.3.2 immediately pay to the Billing Party all undisputed Unpaid Charges; and

                  9.3.3 pay all Disputed Amounts relating to Resale Services and Network Elements into an interest bearing escrow account that complies with the requirements set forth in Section 8.4.

                  9.3.4 With respect to Resale Services and Network Elements, evidence that the Non-Paying Party has established an interest bearing escrow account that complies with all of the terms set forth in Section 8.4 and deposited a sum equal to the Disputed Amounts into that account must be furnished to the Billing Party before the Unpaid Charges will be deemed to be "disputed" under Section 10 of this Agreement.

         9.4 Issues related to Disputed Amounts shall be resolved in accordance with the procedures identified in the Dispute Resolution provision set forth in Section 10.

         9.5      SBC-AMERITECH ONLY

                  9.5.1 Notwithstanding anything to the contrary herein, if the Non-Paying Party fails to (i) pay any undisputed amounts by the Bill Due Date, (ii) pay the disputed portion of a past due bill into an interest-bearing escrow account with a Third Party escrow agent, (iii) pay any revised deposit or (iv) make a payment in accordance with the terms of any mutually agreed upon payment arrangement, the Billing Party may, in addition to exercising any other rights or remedies it may have under Applicable Law, provide written demand to the Non-Paying Party for failing to comply with the foregoing. If the Non-Paying Party does not satisfy the written demand within five (5) Business Days of receipt, the Billing Party may exercise any, or all, of the following options:

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 50 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                           9.5.1.1 assess a late payment charge and where appropriate, a dishonored check charge;

                           9.5.1.2 require provision of a deposit or increase an existing deposit pursuant to a revised deposit request;

                           9.5.1.3 refuse to accept new, or complete pending, orders; and/or

                           9.5.1.4 discontinue service.

                  9.5.2 Notwithstanding anything to the contrary in this Agreement, the Billing Party's exercise of any of the above options:

                           9.5.2.1 shall not delay or relieve the Non-Paying Party's obligation to pay all charges on each and every invoice on or before the applicable Bill Due Date, and

                           9.5.2.2 Sections 9.5.1.3 and 9.5.1.4 shall exclude any affected order or service from any applicable performance interval or Performance Benchmark.

                  9.5.3 Once disconnection has occurred, additional charges may apply.

         9.6      SBC-7STATE ONLY

                  9.6.1 If any Unpaid Charges for Resale Services remain unpaid and undisputed twenty-nine (29) calendar days past the Bill Due Date of such Unpaid Charges, SBC-7STATE shall notify CLEC and the Commission in writing that unless all Unpaid Charges are paid within sixteen (16) calendar days following CLEC's receipt of such notice, the Resale Services furnished to CLEC under this Agreement for which Unpaid Charges are outstanding (i.e., delinquent and undisputed) shall be disconnected. This notice shall further specify that SBC-7STATE shall cause any of CLEC's End Users provisioned through Resale Services to be defaulted to SBC-7STATE local service.

                           9.6.1.1 On the same day that it sends the letter required by Section 9.6.1, SBC-7STATE will suspend acceptance of any new order and completion of any pending order (other than a disconnect order) from CLEC for any Resale Service or Network Element that could be furnished under this Agreement.

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 51 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                           9.6.1.2 Section 9.6.1.1 shall exclude any affected order for Resale Services or Network Elements from any applicable performance interval and computation of any Performance Measurement.

                  9.6.2 If any Unpaid Charges for Resale Services remain unpaid and undisputed forty (40) calendar days past the Bill Due Date of the Unpaid Charges, CLEC shall, at its sole expense, notify its End Users and the Commission that the End Users' service may be disconnected due to CLEC's failure to pay Unpaid Charges, and that its End Users must affirmatively select a new Local Service Provider within five (5) calendar days. This notice shall also advise CLEC's End Users provisioned through Resale Services that SBC-7STATE will transfer provisioning of the End User's account to SBC-7STATE at the end of the five
                           (5) calendar day period should the End User fail to select a new Local Service Provider in the interim.

                  9.6.3 If any Unpaid Charges for Resale Services furnished to CLEC under this Agreement remain unpaid and undisputed forty-five (45) calendar days past the Bill Due Date of such Unpaid Charges, SBC-7STATE shall disconnect such Resale Services.

                           9.6.3.1 On the same date that these Resale Services are disconnected, SBC-7STATE shall cause such End Users provisioned through Resale Services to be transferred directly to SBC-7STATE's local service. To the extent available at retail from SBC-7STATE, the Resale End Users transferred to SBC-7STATE's local service shall receive the same services provided through CLEC immediately prior to the time of transfer; provided, however, SBC-7STATE reserves the right to toll restrict (both interLATA and intraLATA) such transferred End Users.

                           9.6.3.2 Applicable conversion charges and service establishment charges for transferring End Users from CLEC to SBC-7STATE as specified in this Section 9.6 shall be billed to CLEC.

                           9.6.3.3 SBC-7STATE shall inform the Commission of the names of all End Users transferred through this process.

                  9.6.4 Within five (5) calendar days of the transfer, SBC-7STATE shall notify all transferred End Users that because of CLEC's failure to pay SBC-7STATE, their local service is now being provided by SBC-7STATE. SBC-7STATE shall also notify each transferred End User that the End User has thirty
                           (30) calendar days to select a new Local Service Provider.

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 52 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                  9.6.5 If any End User transferred to SBC-7STATE's local service pursuant to Section 9.6.3 of this Agreement fails to select a new Local Service Provider within thirty (30) calendar days of the transfer to SBC-7STATE's local service, SBC-7STATE shall terminate the End User's service.

                           9.6.5.1  The transferred End User shall be
                                    responsible for any and all charges incurred during the selection period.

                           9.6.5.2 SBC-7STATE shall notify the Commission of the names of all End Users whose service has been terminated pursuant to this Section 9.6.5.

                  9.6.6 SBC-7STATE may discontinue service to CLEC as provided in Section 9.6.3 and shall have no liability to CLEC or CLEC's End Users in the event of such disconnection or any transfer of End Users to SBC-7STATE service in connection with such disconnection.

                  9.6.7 Nothing in this Agreement shall be interpreted to obligate SBC-7STATE to continue to provide service to any transferred End User beyond the thirty (30) calendar day selection period. Nothing herein shall be interpreted to limit any and all disconnection rights SBC-7STATE has with regard to such End Users under Applicable Law; provided, however,

                           9.6.7.1 in PACIFIC only, following expiration of the selection period and disconnection of such End Users, where facilities permit, PACIFIC will furnish transferred and subsequently disconnected residential End Users with "quick dial tone."

                  9.6.8 Once the letter required by Section 9.6.1 has been sent to CLEC, SBC-7STATE shall not accept any order (other than a disconnect order) relating to Resale Services or Network Elements from CLEC until

                           9.6.8.1  All Unpaid Charges are paid, and

                           9.6.8.2 CLEC has furnished SBC-7STATE a cash deposit calculated pursuant to the terms and conditions of Section 7.

         9.7      SNET ONLY

                  9.7.1 For nonpayment and procedures for disconnection for SNET, see the applicable DPUC ordered tariff.

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 53 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

10.      DISPUTE RESOLUTION

         10.1     FINALITY OF DISPUTES

                  10.1.1 Except as otherwise specifically provided for in this Agreement, no claim may be brought for any dispute arising from this Agreement more than twenty-four
                           (24) months from the date the occurrence which gives rise to the dispute is discovered or reasonably should have been discovered with the exercise of due care and attention.

                  10.1.2 Notwithstanding anything contained in this Agreement to the contrary, a Party shall be entitled to dispute only those charges for which the Bill Due Date occurred within the twelve (12) months immediately preceding the date on which the other Party received notice of such Disputed Amounts.

         10.2     ALTERNATIVE TO LITIGATION

                  10.2.1 The Parties desire to resolve disputes arising out of this Agreement without litigation. Accordingly, the Parties agree to use the following Dispute Resolution procedures with respect to any controversy or claim arising out of or relating to this Agreement or its breach.

         10.3     COMMENCING DISPUTE RESOLUTION

                  10.3.1 Dispute Resolution shall commence upon one Party's receipt of written notice of a controversy or claim arising out of or relating to this Agreement or its breach. No Party may pursue any claim unless such written notice has first been given to the other Party. There are three (3) separate Dispute Resolution methods:

                           10.3.1.1 Service Center (SBC-AMERITECH), LSC
                                    (SBC-SWBT)

                           10.3.1.2 Informal Dispute Resolution; and

                           10.3.1.3 Formal Dispute Resolution, each of which is
                                    described below.

         10.4 LSC/ SERVICE CENTER DISPUTE RESOLUTION -the following Dispute Resolution procedures will apply with respect to any billing dispute arising out of or relating to the Agreement.

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 54 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                  10.4.1 If the written notice given pursuant to Section 10.3 discloses that a CLEC dispute relates to billing, then the procedures set forth in this Section 10.4 shall be used and the dispute shall first be referred to the appropriate service center SBC-AMERITECH SERVICE CENTER; SBC-7STATE LOCAL SERVICE CENTER
                           (LSC); for resolution. In order to resolve a billing dispute, CLEC shall furnish SBC-7STATE and SBC-AMERITECH, written notice of (i) the date of the bill in question, (ii) CBA/ESBA/ASBS or BAN number of the bill in question, (iii) telephone number, circuit ID number or trunk number in question, (iv) any USOC information questioned, (v) amount billed and (vi) amount in question and (vii) the reason that CLEC disputes the billed amount. To be deemed a "dispute" under this Section 10.4, CLEC must provide evidence that it has established an interest bearing escrow account that complies with the requirements set forth in Section 8.4 of this Agreement and deposited all Unpaid Charges relating to Resale Services and Network Elements into that escrow account. Failure to provide the information and evidence required by this
                           Section 10.4.1 not later than twenty-nine (29) days following the Bill Due Date shall constitute CLEC's irrevocable and full waiver of its right to dispute the subject charges.

                  10.4.2 The Parties shall attempt to resolve Disputed Amounts appearing on SBC-7STATE and SBC-AMERITECH's current billing statements thirty (30) to sixty (60) calendar days from the Bill Due Date (provided the CLEC furnishes all requisite information and evidence under Section 10.4.1 by the Bill Due Date). If not resolved within thirty (30) calendar days, upon request, SBC-7STATE and SBC-AMERITECH will notify CLEC of the status of the dispute and the expected resolution date.

                  10.4.3 The Parties shall attempt to resolve Disputed Amounts appearing on statements prior to the current billing statement within thirty (30) to ninety (90) calendar days, but resolution may take longer depending on the complexity of the dispute. If not resolved within thirty (30) calendar days from the date notice of the Disputed Amounts was received (provided that CLEC furnishes all requisite information and evidence under Section 10.4.1), SBC-7STATE and SBC-AMERITECH will notify CLEC of the status of the dispute and the expected resolution date.

                  10.4.4 Any notice of Disputed Amounts given by SBC-7STATE and SBC-AMERITECH to CLEC pursuant to Section 10.3 shall furnish CLEC written notice of: (i) the date of the bill in question, (ii) the account number or other identification of the bill in question, (iii) any telephone number, circuit ID number or trunk number in question, (iv) any USOC (or other descriptive information) questioned, (v) the amount billed, (vi)

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 55 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                           the amount in question, and (vii) the reason that SBC disputes the billed amount. The Parties shall attempt to resolve Disputed Amounts appearing on current billing statement(s) thirty (30) to sixty (60) calendar days from the Bill Due Date (provided SBC-7STATE and SBC-AMERITECH furnishes all requisite information by the Bill Due Date) and Disputed Amounts appearing on statements prior to the current billing statement within thirty (30) to ninety (90) calendar days, but resolution may take longer depending on the complexity of the dispute. If not resolved within thirty (30) calendar days, CLEC will notify SBC-7STATE and SBC-AMERITECH of the status of the dispute and the expected resolution date.

                  10.4.5 If the Non-Paying Party is not satisfied by the resolution of the billing dispute under this Section 10.4, the Non-Paying Party may notify the Billing Party in writing that it wishes to invoke the Informal Resolution of Disputes afforded pursuant to
                           Section 10.5 of this Agreement.

         10.5     INFORMAL RESOLUTION OF DISPUTES

                  10.5.1 Upon receipt by one Party of notice of a dispute by the other Party pursuant to Section 10.3 or Section 10.4.5, each Party will appoint a knowledgeable, responsible representative to meet and negotiate in good faith to resolve any dispute arising under this Agreement. The location, form, frequency, duration, and conclusion of these discussions will be left to the discretion of the representatives. Upon agreement, the representatives may utilize other alternative Dispute Resolution procedures such as mediation to assist in the negotiations. Discussions and the correspondence among the representatives for purposes of settlement are exempt from discovery and production and will not be admissible in the arbitration described below or in any lawsuit without the concurrence of both Parties. Documents identified in or provided with such communications that were not prepared for purposes of the negotiations are not so exempted, and, if otherwise admissible, may be admitted in evidence in the arbitration or lawsuit.

         10.6     FORMAL DISPUTE RESOLUTION

                  10.6.1 If the Parties are unable to resolve the dispute through the informal procedure described in Section 10.5, then either Party may invoke the formal Dispute Resolution procedures described in this Section 10.6. Unless agreed among all Parties, formal Dispute Resolution procedures, including arbitration or other procedures as appropriate, may be invoked

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 56 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                           not earlier than sixty (60) calendar days after receipt of the letter initiating Dispute Resolution under Section 10.3.

                  10.6.2 CLAIMS SUBJECT TO MANDATORY ARBITRATION. The following claims, if not settled through informal Dispute Resolution, will be subject to mandatory arbitration pursuant to Section 10.7 below:

                           10.6.2.1 Each unresolved billing dispute involving one percent (1%) or less of the amounts charged to the Disputing Party under this Agreement in the state in which the dispute arises during the twelve (12) months immediately preceding receipt of the letter initiating Dispute Resolution under Section 10.3. If the disputing Party has not been billed for a minimum of twelve (12) months immediately preceding receipt of the letter initiating Dispute Resolution under Section 10.3, the Parties will annualize the actual number of months billed.

                  10.6.3 CLAIMS SUBJECT TO ELECTIVE ARBITRATION. Claims will be subject to elective arbitration pursuant to
                           Section 10.7 if, and only if, the claim is not settled through informal Dispute Resolution and both Parties agree to arbitration. If both Parties do not agree to arbitration, then either Party may proceed with any remedy available to it pursuant to law, equity or agency mechanism.

                  10.6.4 CLAIMS NOT SUBJECT TO ARBITRATION. If the following claims are not resolved through informal Dispute Resolution, they will not be subject to arbitration and must be resolved through any remedy available to a Party pursuant to law, equity or agency mechanism.

                           10.6.4.1 Actions seeking a temporary restraining
                                    order or an injunction related to the
                                    purposes of this Agreement.

                           10.6.4.2 Actions to compel compliance with the
                                    Dispute Resolution process.

                           10.6.4.3 All claims arising under federal or state
                                    statute(s), including antitrust claims.

         10.7     ARBITRATION

                  10.7.1 Disputes subject to mandatory or elective arbitration under the provisions of this Agreement will be submitted to a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association or

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 57 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                           pursuant to such other provider of arbitration services or rules as the Parties may agree. The arbitrator shall be knowledgeable of telecommunications issues. Each arbitration will be held in DALLAS, TEXAS (SBC-SWBT); CHICAGO, ILLINOIS (SBC-AMERITECH), SAN FRANCISCO, CALIFORNIA (PACIFIC); RENO, NEVADA (NEVADA); as appropriate, unless the Parties agree otherwise. The arbitration hearing will be requested to commence within sixty (60) calendar days of the demand for arbitration. The arbitrator will control the scheduling so as to process the matter expeditiously. The Parties may submit written briefs upon a schedule determined by the arbitrator. The Parties will request that the arbitrator rule on the dispute by issuing a written opinion within thirty (30) calendar days after the close of hearings. The Federal Arbitration Act, 9 U.S.C. Secs. 1-16, not state law, shall govern the arbitrability of all disputes. The arbitrator will have no authority to award punitive damages, exemplary damages, Consequential Damages, multiple damages, or any other damages not measured by the prevailing Party's actual damages, and may not, in any event, make any ruling, finding or award that does not conform to the terms and conditions of this Agreement. The times specified in this Section may be extended or shortened upon mutual agreement of the Parties or by the arbitrator upon a showing of good cause. Each Party will bear its own costs of these procedures, including attorneys' fees. The Parties will equally split the fees of the arbitration and the arbitrator. The arbitrator's award shall be final and binding and may be entered in any court having jurisdiction thereof. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

11.      AUDITS - APPLICABLE IN SBC-12STATE ONLY

         11.1 Subject to the restrictions set forth in Section 20 and except as may be otherwise expressly provided in this Agreement, a Party (the "AUDITING PARTY") may audit the other Party's (the "AUDITED PARTY") books, records, data and other documents, as provided herein, once annually, with the audit period commencing not earlier than the date on which services were first supplied under this Agreement ("SERVICE START DATE") for the purpose of evaluating (i) the accuracy of Audited Party's billing and invoicing of the services provided hereunder and
                  (ii) verification of compliance with any provision of this Agreement that affects the accuracy of Auditing Party's billing and invoicing of the services provided to Audited Party hereunder. Notwithstanding the foregoing, an Auditing Party may audit the Audited Party's books, records and documents more than once annually if the previous audit found
                  (i) previously uncorrected net variances or errors in invoices in Audited Party's favor with an aggregate value of at least five percent (5%) of the amounts payable by Auditing Party for audited services provided during the period covered by the audit or (ii) non-compliance by Audited Party with any provision of this Agreement affecting Auditing Party's billing and

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 58 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799


                  invoicing of the services provided to Audited Party with an aggregate value of at least five percent (5%) of the amounts payable by Audited Party for audited services provided during the period covered by the audit.

                  11.1.1 The scope of the audit shall be limited to the period which is the shorter of (i) the period subsequent to the last day of the period covered by the audit which was last performed (or if no audit has been performed, the service start date and (ii) the twelve
                           (12) month period immediately preceding the date the Audited Party received notice of such requested audit, but in any event not prior to the service start date. Such audit shall begin no fewer than thirty (30) days after Audited Party receives a written notice requesting an audit and shall be completed no later than thirty (30) days after the start of such audit.

                  11.1.2 Such audit shall be conducted either by the Auditing Party's employee(s) or an independent auditor acceptable to both Parties; provided, however, if the Audited Party requests that an independent auditor be engaged and the Auditing Party agrees, the Audited Party shall pay one-quarter (1/4) of the independent auditor's fees and expenses. If an independent auditor is to be engaged, the Parties shall select an auditor by the thirtieth day following Audited Party's receipt of a written audit notice. Auditing Party shall cause the independent auditor to execute a nondisclosure agreement in a form agreed upon by the Parties.

                  11.1.3 Each audit shall be conducted on the premises of the Audited Party during normal business hours. Audited Party shall cooperate fully in any such audit and shall provide the auditor reasonable access to any and all appropriate Audited Party employees and any books, records and other documents reasonably necessary to assess (i) the accuracy of Audited Party's bills and (ii) Audited Party's compliance with the provisions of this Agreement that affect the accuracy of Auditing Party's billing and invoicing of the services provided to Audited Party hereunder. Audited Party may redact from the books, records and other documents provided to the auditor any Audited Party Proprietary Information that reveals the identity of End Users of Audited Party.

                  11.1.4 Each Party shall maintain reports, records and data relevant to the billing of any services that are the subject matter of this Agreement for a period of not less than twenty-four (24) months after creation thereof, unless a longer period is required by Applicable Law.

                  11.1.5 If any audit confirms any undercharge or overcharge, then Audited Party shall (i) promptly correct any billing error, including making refund of any overpayment by Auditing Party in the form of a credit on the invoice for

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 59 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                           the first full billing cycle after the Parties have agreed upon the accuracy of the audit results and
                           (ii) for any undercharge caused by the actions of the Audited Party, immediately compensate Auditing Party for such undercharge, and (iii) in each case, calculate and pay interest as provided in Section 8.1 (depending on the SBC Parties involved), for the number of days from the date on which such undercharge or overcharge originated until the date on which such credit is issued or payment is made and available.

                  11.1.6 Except as may be otherwise provided in this Agreement, audits shall be performed at Auditing Party's expense, subject to reimbursement by Audited Party of one-quarter (1/4) of any independent auditor's fees and expenses in the event that an audit finds, and the Parties subsequently verify, a net adjustment in the charges paid or payable by Auditing Party hereunder by an amount that is, on an annualized basis, greater than five percent (5%) of the aggregate charges for the audited services during the period covered by the audit.

                  11.1.7 Any disputes concerning audit results shall be referred to the Parties' respective personnel responsible for informal resolution. If these individuals cannot resolve the dispute within thirty
                           (30) days of the referral, either Party may request in writing that an additional audit shall be conducted by an independent auditor acceptable to both Parties, subject to the requirements set out in
                           Section 11.1. Any additional audit shall be at the requesting Party's expense.

         11.2     Audits - SNET only

                  11.2.1 Except as provided in Appendix Compensation, SNET shall arrange for one (1) annual independent audit to be conducted by a "Big Six" independent public accounting firm or an accounting firm mutually agreed to by SNET, CLEC and all other CLECs doing business with SNET under the terms of an agreement adopted pursuant to Sections 251 and 252 of the Act for the purpose of evaluating the accuracy of SNET's billing and invoicing.

                  11.2.2 SNET will cooperate fully with the independent auditor in such audit and provide reasonable access to any and all appropriate SNET employees, books, records and other documents reasonably necessary to perform the audit.

                  11.2.3 SNET shall promptly correct any billing error that is revealed in the audit, including making refund of any overpayment to CLEC in the form of a credit on the invoice for the first full billing cycle after the audit report is

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 60 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                           issued; such refund shall include interest on the overpayment at the rate of eight percent (8%) per year. In the event that the audit reveals any underbilling and resulting underpayment to SNET by CLEC, the underpayment shall be reflected in CLEC's invoice for the first full billing cycle after the audit report is issued. SNET will not be entitled to recover interest on any underbilling to CLEC revealed by the audit for the time preceding the amount appearing on CLEC's bill from SNET, however, SNET shall be entitled to recover interest at the interest rate referenced in Section 8.1.5.1 on such underbilling and CLEC shall pay interest for the number of days from the Bill Due Date of the bill on which such underbilling was rectified until the date on which payment is made and available to SNET.

12.      DISCLAIMER OF REPRESENTATIONS AND WARRANTIES

         12.1 EXCEPT AS EXPRESSLY PROVIDED UNDER THIS AGREEMENT, NO PARTY MAKES OR RECEIVES ANY WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE INTERCONNECTION, RESALE SERVICES, NETWORK ELEMENTS, FUNCTIONS, FACILITIES, PRODUCTS AND SERVICES IT PROVIDES UNDER OR IS CONTEMPLATED TO PROVIDE UNDER THIS AGREEMENT AND EACH PARTY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY AND/OR OF FITNESS FOR A PARTICULAR PURPOSE. ADDITIONALLY, NEITHER SBC NOR CLEC ASSUMES RESPONSIBILITY WITH REGARD TO THE CORRECTNESS OF DATA OR INFORMATION SUPPLIED BY THE OTHER WHEN THIS DATA OR INFORMATION IS ACCESSED AND USED BY A THIRD PARTY.

13.      LIMITATION OF LIABILITY

         13.1 Except for indemnity obligations expressly set forth herein or as otherwise expressly provided in specific appendices, each Party's liability to the other Party for any Loss relating to or arising out of such Party's performance under this Agreement, including any negligent act or omission (whether willful or inadvertent), whether in contract, tort or otherwise, including alleged breaches of this Agreement and causes of action alleged to arise from allegations that breach of this Agreement also constitute a violation of a statute, including the Act, shall not exceed in total the amount SBC-13STATE or CLEC has charged or would have charged to the other Party for the affected Interconnection, Resale Services, Network Elements, functions, facilities, products and service(s) that were not performed or were improperly performed.

         13.2 Except as otherwise expressly provided in specific appendices, in the case of any Loss alleged or claimed by a Third Party to have arisen out of the negligence or

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 61 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799


                  willful misconduct of any Party, each Party shall bear, and its obligation shall be limited to, that portion (as mutually agreed to by the Parties or as otherwise established) of the resulting expense caused by its own negligence or willful misconduct or that of its agents, servants, contractors, or others acting in aid or concert with it.

         13.3 A Party may, in its sole discretion, provide in its tariffs and contracts with its End Users or Third Parties that relate to any Interconnection, Resale Services, Network Elements, functions, facilities, products and services provided or contemplated under this Agreement that, to the maximum extent permitted by Applicable Law, such Party shall not be liable to such End User or Third Party for (i) any Loss relating to or arising out of this Agreement, whether in contract, tort or otherwise, that exceeds the amount such Party would have charged the End User or Third Party for the Interconnection, Resale Services, Network Elements, functions, facilities, products and services that gave rise to such Loss and (ii) any Consequential Damages. If a Party elects not to place in its tariffs or contracts such limitation(s) of liability, and the other Party incurs a Loss as a result thereof, the first Party shall indemnify and reimburse the other Party for that portion of the Loss that would have been limited had the first Party included in its tariffs and contracts the limitation(s) of liability described in this Section 13.3.

         13.4 Neither CLEC nor SBC-13STATE shall be liable to the other Party for any Consequential Damages suffered by the other Party, regardless of the form of action, whether in contract, warranty, strict liability, tort or otherwise, including negligence of any kind, whether active or passive (and including alleged breaches of this Agreement and causes of action alleged to arise from allegations that breach of this Agreement constitutes a violation of the Act or other statute), and regardless of whether the Parties knew or had been advised of the possibility that such damages could result in connection with or arising from anything said, omitted, or done hereunder or related hereto, including willful acts or omissions; provided that the foregoing shall not limit a Party's obligation under Section 14.2 to indemnify, defend, and hold the other Party harmless against any amounts payable to a Third Party, including any Losses, and Consequential Damages of such Third Party; provided, however, that nothing in this Section 13.4 shall impose indemnity obligations on a Party for any Loss or Consequential Damages suffered by a Party's End User in connection with any affected Interconnection, Resale Services, Network Elements, functions, facilities, products and services. Except as provided in the prior sentence, each Party hereby releases and holds harmless the other Party (and such other Party's Affiliates, and their respective officers, directors, employees and agents) from any such Claim.

         13.5 SBC-13STATE shall not be liable for damages to a End User's premises resulting from the furnishing of any Interconnection, Resale Services, Network

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 62 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                  Elements, functions, facilities, products or services, including, if applicable, the installation and removal of equipment and associated wiring, unless the damage is caused by SBC-13STATE's gross negligence or willful misconduct. SBC-13STATE does not guarantee or make any warranty with respect to Interconnection, Resale Services, Network Elements, functions, facilities, products or services when used in an explosive atmosphere.

         13.6 CLEC hereby releases SBC-13STATE from any and all liability for damages due to errors or omissions in CLEC's End User listing information as provided by CLEC to SBC-13STATE under this Agreement, including any errors or omissions occurring in CLEC's End User listing information as it appears in the White Pages directory, including, but not limited to, special, indirect, Consequential, punitive or incidental damages.

         13.7 SBC-13 STATE shall not be liable to CLEC, its End User or any other Person for any Loss alleged to arise out of the provision of access to 911 service or any errors, interruptions, defects, failures or malfunctions of 911 service.

         13.8 This Section 13 is not intended to exempt any Party from all liability under this Agreement, but only to set forth the scope of liability agreed to and the type of damages that are recoverable. Both Parties acknowledge that they negotiated regarding alternate limitation of liability provisions but that such provisions would have altered the cost, and thus the price, of providing the Interconnection, Resale Services, Network Elements, functions, facilities, products and services available hereunder, and no different pricing reflecting different costs and different limits of liability was agreed to.

14.      INDEMNITY

         14.1 Except as otherwise expressly provided herein or in specific appendices, each Party shall be responsible only for the Interconnection, Resale Services, Network Elements, functions, facilities, products and services which are provided by that Party, its authorized agents, subcontractors, or others retained by such Parties, and neither Party shall bear any responsibility for the Interconnection, Resale Services, Network Elements, functions, facilities, products and services provided by the other Party, its agents, subcontractors, or others retained by such Parties.

         14.2 Except as otherwise expressly provided herein or in specific appendices, and to the extent not prohibited by Applicable Law and not otherwise controlled by tariff, each Party (the "INDEMNIFYING PARTY") shall release, defend and indemnify the other Party (the "INDEMNIFIED PARTY") and hold such Indemnified Party harmless against any Loss to a Third Party arising out of the negligence or willful misconduct ("FAULT") of such Indemnifying Party, its agents, its End Users,

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 63 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                  contractors, or others retained by such Parties, in connection with the Indemnifying Party's provision of Interconnection, Resale Services, Network Elements, functions, facilities, products and services under this Agreement; provided, however, that (i) with respect to employees or agents of the Indemnifying Party, such Fault occurs while performing within the scope of their employment, (ii) with respect to subcontractors of the Indemnifying Party, such Fault occurs in the course of performing duties of the subcontractor under its subcontract with the Indemnifying Party, and (iii) with respect to the Fault of employees or agents of such subcontractor, such Fault occurs while performing within the scope of their employment by the subcontractor with respect to such duties of the subcontractor under the subcontract.

         14.3 In the case of any Loss alleged or claimed by a End User of either Party, the Party whose End User alleged or claimed such Loss (the "INDEMNIFYING PARTY") shall defend and indemnify the other Party (the "INDEMNIFIED PARTY") against any and all such Claims or Losses by its End User regardless of whether the underlying Interconnection, Resale Service, Network Element, function, facility, product or service giving rise to such Claim or Loss was provided or provisioned by the Indemnified Party, unless the Claim or Loss was caused by the gross negligence or willful misconduct of the Indemnified Party.

         14.4 A Party (the "INDEMNIFYING PARTY") shall defend, indemnify and hold harmless the other Party ("INDEMNIFIED PARTY") against any Claim or Loss arising from the Indemnifying Party's use of Interconnection, Resale Services, Network Elements, functions, facilities, products and services provided under this Agreement involving:

                  14.4.1 any Claim or Loss arising from such Indemnifying Party's use of Interconnection, Resale Services, Network Elements, functions, facilities, products and services offered under this Agreement, involving any Claim for libel, slander, invasion of privacy, or infringement of Intellectual Property rights arising from the Indemnifying Party's own communications or the communications of such Indemnifying Party's End Users.

                           14.4.1.1 The foregoing includes any Claims or Losses
                                    arising from disclosure of any End
                                    User-specific information associated with either the originating or terminating numbers used to provision Interconnection, Resale Services, Network Elements, functions, facilities, products or services provided hereunder and all other Claims arising out of any act or omission of the End User in the course of using any Interconnection, Resale Services, Network

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 64 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                                    Elements, functions, facilities, products or services provided pursuant to this Agreement.

                           14.4.1.2 The foregoing includes any Losses arising
                                    from Claims for actual or alleged
                                    infringement of any Intellectual Property right of a Third Party to the extent that such Loss arises from an Indemnified Party's or an Indemnified Party's End User's use of Interconnection, Resale Services, Network Elements, functions, facilities, products or services provided under this Agreement; provided, however, that an Indemnifying Party's obligation to defend and indemnify the Indemnified Party shall not apply in the case of:

                                  14.4.1.2.1 any use by an Indemnified Party
                                             or its End User of an
                                             Interconnection, Resale Service,
                                             Network Element, function,
                                             facility, product or service in
                                             combination with an
                                             Interconnection, Resale Service,
                                             Network Element, function,
                                             facility, product or service
                                             supplied by the Indemnified Party
                                             or Persons other than the
                                             Indemnifying Party; or

                                  14.4.1.2.2 where an Indemnified Party or its
                                             End User modifies or directs the
                                             Indemnifying Party to modify such
                                             Interconnection, Resale Services,
                                             Network Elements, functions,
                                             facilities, products or services;
                                             and

                                  14.4.1.2.3 no infringement would have occurred
                                             without such combined use or
                                             modification.

                  14.4.2 any and all penalties imposed on either Party because of the Indemnifying Party's failure to comply with the Communications Assistance to Law Enforcement Act of 1994 (CALEA); provided that the Indemnifying Party shall also, at its sole cost and expense, pay any amounts necessary to modify or replace any equipment, facilities or services provided to the Indemnified Party under this Agreement to ensure that such equipment, facilities and services fully comply with CALEA.

         14.5 CLEC acknowledges that its right under this Agreement to Interconnect with SBC-13STATE's network and to unbundle and/or combine SBC's Network Elements (including combining with CLEC's Network Elements) may be subject to or limited by Intellectual Property rights and contract rights of Third Parties.

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 65 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                  14.5.1 Subject to SBC-13STATE's obligations under any Commission decisions, it is the sole obligation of CLEC to obtain any consents, authorizations, or licenses to or for any Third Party Intellectual Property rights that may be necessary for CLEC's use of Interconnection, Network Elements, functions, facilities, products and services furnished under this Agreement.

                  14.5.2 SBC-13STATE hereby conveys no licenses to use such Intellectual Property rights and makes no warranties, express or implied, concerning CLEC's (or any Third Parties') rights with respect to such Intellectual Property rights and contract rights, including whether such rights will be violated by such Interconnection or unbundling and/or combining of Network Elements (including combining with CLEC's Network Elements) in SBC-13STATE's network or CLEC's use of other functions, facilities, products or services furnished under this Agreement.

                  14.5.3 Subject to SBC-13STATE's obligations under any Commission decisions and except as expressly stated in this Agreement, SBC-13STATE does not and shall not indemnify, defend or hold CLEC harmless, nor be responsible for indemnifying or defending, or holding CLEC harmless, for any Claims or Losses for actual or alleged infringement of any Intellectual Property right or interference with or violation of any contract right that arises out of, is caused by, or relates to CLEC's Interconnection with SBC-13STATE's network and unbundling and/or combining SBC-13STATE's Network Elements (including combining with CLEC's Network Elements) or CLEC's use of other functions, facilities, products or services furnished under this Agreement.

         14.6 Subject to SBC-13STATE's obligations under any Commission decision and except as expressly stated in this Agreement, CLEC agrees to release, indemnify and hold SBC-13STATE harmless from and against all Losses arising out of, caused by, or relating to any real or potential claim that CLEC's Interconnection with SBC-13STATE's network, or CLEC's use of SBC-13STATE's Network Elements, or unbundling and/or combining of SBC-13STATE's Network Elements (including combining with CLEC's Network Elements) or CLEC's use of other functions, facilities, products or services furnished under this Agreement violates or infringes upon any Third Party Intellectual Property rights or constitutes a breach of contract. In no event shall SBC-13STATE be liable for any actual or Consequential Damages that CLEC may suffer arising out of same.

         14.7 CLEC shall reimburse SBC-13STATE for damages to SBC-13STATE's facilities utilized to provide Interconnection or unbundled Network Elements

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 66 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                  hereundercaused by the negligence or willful act of CLEC, its agents or subcontractors or CLEC's End User or resulting from CLEC's improper use of SBC-13STATE's facilities, or due to malfunction of any facilities, functions, products, services or equipment provided by any person or entity other than SBC-13STATE. Upon reimbursement for damages, SBC-13STATE will cooperate with CLEC in prosecuting a claim against the person causing such damage. CLEC shall be subrogated to the right of recovery by SBC-13STATE for the damages to the extent of such payment.

         14.8     INDEMNIFICATION PROCEDURES

                  14.8.1 Whenever a claim shall arise for indemnification under this Section 14, the relevant Indemnified Party, as appropriate, shall promptly notify the Indemnifying Party and request in writing the Indemnifying Party to defend the same. Failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that the Indemnifying Party might have, except to the extent that such failure prejudices the Indemnifying Party's ability to defend such claim.

                  14.8.2 The Indemnifying Party shall have the right to defend against such liability or assertion, in which event the Indemnifying Party shall give written notice to the Indemnified Party of acceptance of the defense of such claim and the identity of counsel selected by the Indemnifying Party.

                  14.8.3 Until such time as Indemnifying Party provides written notice of acceptance of the defense of such claim, the Indemnified Party shall defend such claim, at the expense of the Indemnifying Party, subject to any right of the Indemnifying Party to seek reimbursement for the costs of such defense in the event that it is determined that Indemnifying Party had no obligation to indemnify the Indemnified Party for such claim.

                  14.8.4 Upon accepting the defense, the Indemnifying Party shall have exclusive right to control and conduct the defense and settlement of any such claims, subject to consultation with the Indemnified Party. So long as the Indemnifying Party is controlling and conducting the defense, the Indemnifying Party shall not be liable for any settlement by the Indemnified Party unless such Indemnifying Party has approved such settlement in advance and agrees to be bound by the agreement incorporating such settlement.

                  14.8.5 At any time, an Indemnified Party shall have the right to refuse a compromise or settlement, and, at such refusing Party's cost, to take over such defense; provided that, in such event the Indemnifying Party shall not

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 67 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                           be responsible for, nor shall it be obligated to indemnify the refusing Party against, any cost or liability in excess of such refused compromise or settlement.

                  14.8.6 With respect to any defense accepted by the Indemnifying Party, the Indemnified Party will be entitled to participate with the Indemnifying Party in such defense if the claim requests equitable relief or other relief that could affect the rights of the Indemnified Party, and shall also be entitled to employ separate counsel for such defense at such Indemnified Party's expense.

                  14.8.7 If the Indemnifying Party does not accept the defense of any indemnified claim as provided above, the Indemnified Party shall have the right to employ counsel for such defense at the expense of the Indemnifying Party.

                  14.8.8 In the event of a failure to assume the defense, the Indemnified Party may negotiate a settlement, which shall be presented to the Indemnifying Party. If the Indemnifying Party refuses to agree to the presented settlement, the Indemnifying Party may take over the defense. If the Indemnifying Party refuses to agree to the presented settlement and refuses to take over the defense, the Indemnifying Party shall be liable for any reasonable cash settlement not involving any admission of liability by the Indemnifying Party, though such settlement may have been made by the Indemnified Party without approval of the Indemnifying Party, it being the Parties' intent that no settlement involving a non-monetary concession by the Indemnifying Party, including an admission of liability by such Party, shall take effect without the written approval of the Indemnifying Party.

                  14.8.9 Each Party agrees to cooperate and to cause its employees and agents to cooperate with the other Party in the defense of any such claim and the relevant records of each Party shall be available to the other Party with respect to any such defense, subject to the restrictions and limitations set forth in Section 20.

15.      REMEDIES

         15.1 Except as otherwise provided in this Agreement, no remedy set forth herein is intended to be exclusive and each and every remedy shall be cumulative and in addition to any other rights or remedies now or hereafter existing under Applicable Law or otherwise

16.      INTELLECTUAL PROPERTY

         16.1     INTELLECTUAL PROPERTY - SBC-8STATE

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 68 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                  16.1.1 SBC-8STATE will provide to CLEC a list of all vendors/licensors applicable to unbundled Network Element(s) (which vendors have provided SBC-8STATE a software license) within seven (7) days of CLEC's request for such a list. Except as may be required by Commission decisions, SBC-8STATE makes no warranties, express or implied, concerning CLEC's (or any Third Parties) rights with respect to the use of Intellectual Property rights. SBC-8STATE reserves the right to amend the Intellectual Property provision of this Agreement to reflect the FCC ruling (and any appeal therefrom) in CC Docket No. 96-98 (File No. CCBPol 97-4), IN THE MATTER OF PETITION OF MCI FOR DECLARATORY RULING.

                  16.1.2 Any Intellectual Property that originates from or is developed by a Party shall remain in the exclusive ownership of that Party.

                  16.1.3 SBC-8STATE will indemnify CLEC for any claims of infringement arising from CLEC's use of Intellectual Property within the scope of any "right to use" agreement negotiated by SBC-8STATE for CLEC pursuant to Section 16.1.1. CLEC will indemnify SBC-8STATE for any claims of infringement arising from CLEC's use of Intellectual Property beyond the scope of any "right to use" agreement negotiated by SBC-8STATE for CLEC pursuant to Section 16.1.1.

         16.2     Intellectual Property-PACIFIC only:

                  16.2.1 To the extent required by the decision of the CPUC, PACIFIC will provide CLEC with Intellectual Property rights related to PACIFIC's unbundled Network Elements. CLEC, as the provider of service using the unbundled Network Elements, will provide all features, functions, and capabilities of the individual element to the End Users.

17.      NOTICES

         17.1 Subject to Section 17.2, notices given by one Party to the other Party under this Agreement shall be in writing (unless specifically provided otherwise herein), and unless otherwise expressly required by this Agreement to be delivered to another representative or point of contact, shall be

                  17.1.1   delivered personally;

                  17.1.2   delivered by express overnight delivery service;

                  17.1.3 mailed, via certified mail or first class U.S. Postal Service, with postage prepaid, and a return receipt requested; or

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 69 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                  17.1.4 delivered by facsimile; provided that a paper copy is also sent by a method described in (a), (b) or (c) of this Section 17.

                  17.1.5   Notices will be deemed given as of the earliest of:

                           17.1.5.1 the date of actual receipt,

                           17.1.5.2 the next Business Day when sent via express
                                    overnight delivery service,

                           17.1.5.3 five (5) days after mailing in the case of
                                    first class or certified U.S. Postal
                                    Service, or

                           17.1.5.4 on the date set forth on the confirmation
                                    produced by the sending facsimile machine when delivered by facsimile prior to 5:00 p.m. in the recipient's time zone, but the next Business Day when delivered by facsimile at 5:00 p.m. or later in the recipient's time zone.

                  17.1.6   Notices will be addressed to the Parties as follows:


                  ------------------------------------ -------------------------------- -------------------------
                  NOTICE CONTACT                       CLEC CONTACT                     SBC-13STATE CONTACT
                  ------------------------------------ -------------------------------- -------------------------

                  NAME/TITLE                           Greg Lawhon                      Contract Administration
                                                       Senior Vice President and        ATTN: Notices Manager
                                                       General Council
                  ------------------------------------ -------------------------------- -------------------------
                  STREET ADDRESS                       2020 Baltimore                   311 S. Akard, 9th Floor
                                                                                        Four Bell Plaza
                  ------------------------------------ -------------------------------- -------------------------
                  CITY, STATE, ZIP CODE                Kansas City, MO  64108           Dallas, TX 75202-5398
                  ------------------------------------ -------------------------------- -------------------------
                  TELEPHONE NUMBER                     816-300-3225                     214-464-1933

                  ------------------------------------ -------------------------------- -------------------------
                  FACSIMILE NUMBER                     816-842-7507                     214-464-2006
                  ------------------------------------ -------------------------------- -------------------------


                  17.1.7 Either Party may unilaterally change its designated contact, address, telephone number and/or facsimile number for the receipt of notices by giving written notice to the other Party in compliance with this Section. Any notice to change the designated contact, address, telephone and/or facsimile number for the receipt of notices shall be deemed effective ten (10) days following receipt by the other Party.

         17.2 SBC-8STATE communicates official information to CLECs via its Accessible Letter notification process. This process covers a variety of subjects, including

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 70 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799


                  updates on products/services promotions; deployment of new products/services; modifications and price changes to existing products/services; cancellation or retirement of existing products/services; and operational issues.

         17.3 In the SBC-8STATES, CLEC may elect in writing to receive Accessible Letter notification via electronic mail ("E-MAIL") distribution, either in lieu of or in addition to United States Postal Service (postage prepaid) distribution. CLEC acknowledges that United States Postal Service (postage prepaid) delivery will delay receipt of the information for a minimum of three (3) to five (5) days from the date the information is made available via e-mail. Accessible Letter notification via e-mail will be deemed given as of the earlier of the date of actual receipt and the date set forth on the e-mail receipt.

         17.4 In SBC-8STATE, CLEC may designate an unlimited number of recipients for Accessible Letter notification via e-mail, but CLEC is limited to designating a maximum of four (4) recipients (in addition to the CLEC contact designated in Section 17.1) for Accessible Letter notification via United States Postal Service (postage prepaid).

         17.5 In SBC-8STATE, CLEC shall submit a completed Notices / Accessible Letter Recipient Change Request Form (available on the applicable SBC-8STATE's CLEC Handbook website) to the individual specified on that form to designate in writing each individual (other than the CLEC contact designated in Section 17.1) to whom CLEC requests Accessible Letter notification be sent, whether via e-mail or United States Postal Service. CLEC shall submit a completed Notices / Accessible Letter Recipient Change Request Form to add, remove or change recipient information for any CLEC recipient of Accessible Letters (other than the CLEC contact designated in Section 17.1). Any completed Notices / Accessible Letter Recipient Change Request Form shall be deemed effective ten (10) days following receipt by SBC-8STATE.

         17.6     SBC-SWBT ONLY:

                  17.6.1 SBC-SWBT shall provide a toll free facsimile number to CLEC for the submission of requests for Resale Services and Network Elements under this Agreement; CLEC shall provide SBC-SWBT with a toll free facsimile number for notices from SBC-SWBT relating to requests for Resale Services and Network Elements under this Agreement.

         17.7     SBC-AMERITECH ONLY:

                  17.7.1 SBC-AMERITECH communicates official information to CLECs via its TCNet notification process. This process covers a variety of subjects,

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 71 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                           including updates on products/services promotions; deployment of new products/services; modifications and price changes to existing products/services; cancellation or retirement of existing products/services; and operational issues.

18.      PUBLICITY AND USE OF TRADEMARKS OR SERVICE MARKS

         18.1 Neither Party nor its subcontractors or agents shall use in any advertising or sales promotion, press releases, or other publicity matters any endorsements, direct or indirect quotes, or pictures that imply endorsement by the other Party or any of its employees without such first Party's prior written approval. The Parties will submit to each other for written approval, prior to publication, all publicity matters that mention or display one another's name and/or marks or contain language from which a connection to said name and/or marks may be inferred or implied; the Party to whom a request is directed shall respond promptly. Nothing herein, however, shall be construed as preventing either Party from publicly stating the fact that it has executed this Agreement with the other Party.

         18.2 Nothing in this Agreement shall grant, suggest, or imply any authority for one Party to use the name, trademarks, service marks, logos, proprietary trade dress or trade names of the other Party in any advertising, press releases, publicity matters, marketing and/or promotional materials or for any other commercial purpose without prior written approval from such other Party.

19.      NO LICENSE

         19.1 Except at otherwise expressly provided in this Agreement, no license under patents, copyrights or any other Intellectual Property right (other than the limited license to use consistent with the terms, conditions and restrictions of this Agreement) is granted by either Party or shall be implied or arise by estoppel with respect to any transactions contemplated under this Agreement.

20.      CONFIDENTIALITY

         20.1 All information, including specifications, microfilm, photocopies, magnetic disks, magnetic tapes, audit information, models, system interfaces, forecasts, computer programs, software, documentation, drawings, sketches, models, samples, tools, technical information, data, employee records, maps, financial reports, and market data shall be deemed "Confidential" or "Proprietary" (COLLECTIVELY "PROPRIETARY INFORMATION") if :

                  20.1.1 Furnished or made available or otherwise disclosed by one Party (the "DISCLOSING PARTY") or its agent, employee, representative or Affiliate to the other Party (the "RECEIVING PARTY") or its agent, employee,

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 72 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799


                           representative or Affiliate dealing with End
                           User-specific, facility-specific, or usage-specific information, other than End User information communicated for the purpose of publication or directory database inclusion, 911, call processing, billing or settlement or for such other purposes as mutually agreed upon;

                  20.1.2 In written, graphic, electromagnetic, or other tangible form and marked at the time of delivery as "Confidential" or "Proprietary;"; or

                  20.1.3 Communicated orally and declared to the Receiving Party at the time of delivery to be "Confidential" or "Proprietary", and which shall be summarized in writing and marked "Confidential" or "Proprietary" and delivered to the Receiving Party within ten (10) days following such disclosure; and

                  20.1.4 Any portion of any notes, analyses, data, compilations, studies, interpretations or other documents prepared by any Receiving Party to the extent the same contain, reflect, are derived from, or are based upon, any of the information described in this Section 20, unless such information contained or reflected in such notes, analyses, etc. is so commingled with the Receiving Party's information that disclosure could not possibly disclose the underlying proprietary or confidential information (such portions of such notes, analyses, etc. referred to herein as "DERIVATIVE INFORMATION").

         20.2     PROPRIETARY INFORMATION SHALL BE HELD IN CONFIDENCE

                  20.2.1   Each Receiving Party agrees that:

                           (a) all Proprietary Information communicated to it or any of its agents, employees, representatives and Affiliates in connection with this Agreement shall be held in confidence to the same extent as such Receiving Party holds its own confidential information of like importance; provided that such Receiving Party and its agents, employees, representatives and Affiliates shall not use less than a reasonable standard of care in maintaining the confidentiality of such information;

                           (b) it will not, and it will not permit any of its agents, employees, representatives and Affiliates to disclose such Proprietary Information to any Third Party;

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 73 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                           (c) it will disclose Proprietary Information only to those of its agents, employees, representatives and Affiliates who have a need for it in connection with the use or provision of any services required to fulfill this Agreement; and

                           (d) it will, and will cause each of its agents, employees, representatives and Affiliates, to use such Proprietary Information only to perform its obligations under this Agreement or to use services provided by the Disclosing Party hereunder and for no other purpose, including its own marketing purposes.

                  20.2.2 A Receiving Party may disclose Proprietary Information of a Disclosing Party to the Receiving Party's agents, employees, representatives and Affiliates who need to know such information to perform their obligations under this Agreement; provided that before disclosing any Proprietary Information to any agent, employee, representative or Affiliate, the Receiving Party shall notify such agent, employee, representative or Affiliate of such Party's obligation to comply with this Agreement. Any Receiving Party so disclosing Proprietary Information shall be jointly and severally liable for any breach of this Agreement by any of its agents, employees, representatives and Affiliates and such Receiving Party agrees, at its sole expense, to use its reasonable efforts (including court proceedings) to restrain its agents, employees, representatives and Affiliates from any prohibited or unauthorized disclosure or use of the Proprietary Information. Each Receiving Party making such disclosure shall notify the Disclosing Party as soon as possible if it has knowledge of a breach of this Agreement in any material respect. A Disclosing Party shall not disclose Proprietary Information directly to an agent, employee, representative or Affiliate of the Receiving Party without the prior written authorization of the Receiving Party.

                  20.2.3 Proprietary Information shall not be reproduced by any Receiving Party in any form except to the extent
                           (i) necessary to comply with the provisions of
                           Section 20.5 and (ii) reasonably necessary to perform its obligations under this Agreement. All such reproductions shall bear the same copyright and proprietary rights notices as are contained in or on the original.

         20.3 Unless otherwise agreed, the obligations of confidentiality and non-use set forth in this Agreement do not apply to such Proprietary Information that:

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 74 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                  20.3.1 Was at the time of receipt, already known to the Receiving Party, free of any obligation to keep confidential and evidenced by written records prepared prior to delivery by the Disclosing Party; or

                  20.3.2 Is, or becomes publicly known through no wrongful act of the Receiving Party; or

                  20.3.3 Is rightfully received from a Third Party having no direct or indirect secrecy or confidentiality obligation to the Disclosing Party with respect to such information; provided that such Receiving Party has exercised commercially reasonable efforts to determine whether such Third Party has any such obligation; or

                  20.3.4 Is independently developed by an agent, employee representative or Affiliate of the Receiving Party and such Party is not involved in any manner with the provision of services pursuant to this Agreement and does not have any direct or indirect access to the Proprietary Information; or

                  20.3.5 Is disclosed to a Third Party by the Disclosing Party without similar restrictions on such Third Party's rights; or

                  20.3.6 Is approved for release by written authorization of the Disclosing Party, but only to the extent of the authorization granted; or

                  20.3.7 Is required to be made public by the Receiving Party pursuant to Applicable Law or regulation, provided that such production or disclosure shall have been made in accordance with Section 20.5.

         20.4 PROPOSED DISCLOSURE OF PROPRIETARY INFORMATION TO A GOVERNMENTAL AUTHORITY

                  20.4.1 If a Receiving Party desires to disclose or provide to a Commission, the FCC or any other governmental authority any Proprietary Information of the Disclosing Party, such Receiving Party shall, prior to and as a condition of such disclosure, (i) provide the Disclosing Party with written notice and the form of such proposed disclosure as soon as possible but in any event early enough to allow the Disclosing Party to protect its interests in the Proprietary Information to be disclosed and (ii) attempt to obtain in accordance with the applicable procedures of the intended recipient of such Proprietary Information an appropriate order for protective relief or other reliable assurance that confidential treatment shall be accorded to such Proprietary Information.

                  20.4.2 If a Receiving Party is required by any Governmental Authority or by Applicable Law to disclose any Proprietary Information, then such

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 75 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                           Receiving Party shall provide the Disclosing Party with written notice of such requirement as soon as possible, and in no event later than five (5) calendar days after receipt of such requirement, and prior to such disclosure. Upon receipt of written notice of the requirement to disclose Proprietary Information, the Disclosing Party at its expense, may then either seek appropriate protective relief in advance of such requirement to prevent all or part of such disclosure or waive the Receiving Party's compliance with this Section 20.4 with respect to all or part of such requirement.

                  20.4.3 The Receiving Party shall use all commercially reasonable efforts to cooperate with the Disclosing Party in attempting to obtain any protective relief which such Disclosing Party chooses to seek pursuant to this Section 20.4. In the absence of such relief, if the Receiving Party is legally compelled to disclose any Proprietary Information, then the Receiving Party shall exercise all commercially reasonable efforts to preserve the confidentiality of the Proprietary information, including cooperating with the Disclosing Party to obtain an appropriate order for protective relief or other reliable assurance that confidential treatment will be accorded the Proprietary Information.

         20.5 Notwithstanding any of the foregoing, SBC-13STATE shall be entitled to disclose Proprietary Information on a confidential basis to regulatory agencies upon request for information as to SBC-13STATE's activities under the Act and SBC-13STATE need not provide prior written notice of such disclosure to CLEC if SBC-13STATE has obtained an appropriate order for protective relief or other reliable assurance that confidential treatment shall be accorded to such Proprietary Information.

         20.6     RETURN OF PROPRIETARY INFORMATION

                  20.6.1 All Proprietary Information, other than Derivative Information, shall remain the property of the Disclosing Party, and all documents or other tangible media delivered to the Receiving Party that embody such Proprietary Information shall be, at the option of the Disclosing Party, either promptly returned to Disclosing Party or destroyed, except as otherwise may be required from time to time by Applicable Law (in which case the use and disclosure of such Proprietary Information will continue to be subject to this Agreement), upon the earlier of (i) the date on which the Receiving Party's need for it has expired and (ii) the expiration or termination of this Agreement.

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 76 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                  20.6.2 At the request of the Disclosing Party, any Derivative Information shall be, at the option of the Receiving Party, either promptly returned to the Disclosing Party or destroyed, except as otherwise may be required from time to time by Applicable Law (in which case the use and disclosure of such Derivative Information will continue to be subject to this Agreement), upon the earlier of (i) the date on which the Receiving Party's need for it has expired and (ii) the expiration or termination of this Agreement.

                  20.6.3 The Receiving Party may at any time either return the Proprietary Information to the Disclosing Party or destroy such Proprietary Information. If the Receiving Party elects to destroy Proprietary Information, all copies of such information shall be destroyed and upon the written request of the Disclosing Party, the Receiving Party shall provide to the Disclosing Party written certification of such destruction. The destruction or return of Proprietary information shall not relieve any Receiving Party of its obligation to continue to treat such Proprietary Information in the manner required by this Agreement.

         20.7 Notwithstanding any other provision of this Agreement, the Proprietary Information provisions of this Agreement shall apply to all information furnished by either Party to the other in furtherance of the purpose of this Agreement, even if furnished before the date of this Agreement and each Party's obligation to safeguard Proprietary Information disclosed prior to expiration or termination of this Agreement will survive such expiration or termination.

         20.8 Pursuant to Section 222(b) of the Act, both Parties agree to limit their use of Proprietary Information received from the other to the permitted purposes identified in the Act.

         20.9 Each Party has the right to refuse to accept any Confidential Information under this Agreement, and nothing herein shall obligate either Party to disclose to the other Party any particular information.

         20.10 The Parties agree that an impending or existing violation of any provision of this Section 20 would cause the Disclosing Party irreparable injury for which it would have no adequate remedy at law, and agree that Disclosing Party shall be entitled to obtain immediate injunctive relief prohibiting such violation, in addition to any other rights and remedies available to it at law or in equity, including both specific performance and monetary damages. In the event of any breach of this Section 20 for which legal or equitable relief is sought, all reasonable attorney's fees and other reasonable costs associated therewith shall be recoverable by the prevailing Party.

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 77 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

21.      INTERVENING LAW

         21.1 This Agreement is entered into as a result of both negotiations between the Parties and the incorporation of results of orders, rules and arbitration decisions of the Commissions, and/or FCC. If any of the rates, terms and/or conditions herein, or any of the laws or regulations that were the basis or rationale for such rates, terms and/or conditions in the Agreement, are invalidated, modified or stayed by any action of any state or federal regulatory or legislative bodies or courts of competent jurisdiction, including any decision by the Eighth Circuit relating to any of the costing/pricing rules adopted by the FCC in its First Report and Order, IN RE: IMPLEMENTATION OF THE LOCAL COMPETITION PROVISIONS IN THE TELECOMMUNICATIONS ACT OF 1996, 11 FCC Rcd 15499 (1996)(e.g., Section 51.501, et seq.), upon review and remand from the United States Supreme Court, in AT&T CORP. V. IOWA UTILITIES BD., 119 S. Ct. 721 (1999) or AMERITECH V. FCC, No. 98-1381, 1999 WL 116994, 1999 Lexis 3671 (June 1, 1999),
                  the affected provision shall be immediately invalidated, modified, or stayed, consistent with the action of the legislative body, court, or regulatory agency upon the written request of either Party. In such event, the Parties shall expend diligent efforts to arrive at an agreement regarding the appropriate conforming modifications to the Agreement. If negotiations fail, disputes between the Parties concerning the interpretation of the actions required or provisions affected by such governmental actions shall be resolved pursuant to the Dispute Resolution process provided for in this Agreement. Without limiting the general applicability of the foregoing, the Parties acknowledge that on January 25, 1999, the United States Supreme Court issued its opinion in AT&T CORP. V. IOWA UTILITIES BD., 119 S. CT. 721 (1999) and on June 1, 1999, the United States Supreme Court issued its opinion in AMERITECH V. FCC, No. 98-1381, 1999 WL 116994, 1999 Lexis 3671 (1999). The
                  Parties further acknowledge and agree that by executing this Agreement, neither Party waives any of its rights, remedies, or arguments with respect to such decisions and any remand thereof, including its rights under this Intervening Law paragraph.

22.      GOVERNING LAW

         22.1 Unless otherwise provided by Applicable Law, this Agreement shall be governed by and construed in accordance with the Act, the FCC Rules and Regulations interpreting the Act and other applicable federal law. To the extent that federal law would apply state law in interpreting this Agreement, the domestic laws of the state in which the Interconnection, Resale Services, Network Elements, functions, facilities, products and services at issue are furnished or sought shall apply, without regard to that state's conflict of laws principles. The Parties submit to personal jurisdiction in Little Rock, Arkansas; San Francisco, California; New Haven, Connecticut; Chicago, Illinois; Indianapolis, Indiana; Topeka, Kansas; Detroit, Michigan; St. Louis, Missouri; Reno, Nevada; Columbus, Ohio;

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 78 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799


                  Oklahoma City, Oklahoma; Dallas, Texas and Milwaukee, Wisconsin, and waive any and all objection to any such venue.

23.      REGULATORY APPROVAL

         23.1 The Parties understand and agree that this Agreement and any amendment or modification hereto will be filed with the Commission for approval in accordance with Section 252 of the Act and may thereafter be filed with the FCC. The Parties believe in good faith and agree that the services to be provided under this Agreement are in the public interest. Each Party covenants and agrees to fully support approval of this Agreement by the Commission or the FCC under Section 252 of the Act without modification.

24.      CHANGES IN END USER LOCAL EXCHANGE SERVICE PROVIDER SELECTION

         24.1     Applies to SBC-12STATE ONLY

                  24.1.1 Each Party will abide by applicable federal and state laws and regulations in obtaining End User authorization prior to changing an End User's Local Exchange Carrier to itself and in assuming responsibility for any applicable charges as specified in Section 258(b) of the Telecommunications Act of 1996. Each Party shall deliver to the other Party a representation of authorization that applies to all orders submitted by a Party under this Agreement requiring a LEC change. A Party's representation of authorization shall be delivered to the other Party prior to the first order submitted to the other Party. Each Party shall retain on file all applicable letters and other documentation of authorization relating to its End User's selection of such Party as its LEC, which documentation shall be available for inspection by the other Party at its request during normal business hours and at no charge.

                  24.1.2 Only an End User can initiate a challenge to a change in its LEC. If an End User notifies one Party that the End User requests local exchange service, and the other Party is such End User's LEC, then the Party receiving such request shall be free to immediately access such End User's CPNI subject to the requirements of the applicable Appendix OSS restricting access to CPNI in order to immediately provide service to such End User.

                  24.1.3 When an End User changes or withdraws authorization from its LEC, each Party shall release End User-specific facilities belonging to the ILEC in accordance with the End User's direction or that of the End User's authorized agent. Further, when an End User abandons its premise (that is,

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 79 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799


                           its place of business or domicile), SBC-12STATE is free to reclaim the unbundled Network Element facilities for use by another End User and is free to issue service orders required to reclaim such facilities.

         24.2     Applies to SNET only

                  24.2.1 The Parties agree that CLEC will not submit a Local Exchange Carrier order for an End User to the Local Service Provider currently serving that End User without proper authorization from that End User, as required by the FCC in Subpart K, Part 64 rules and regulations and by the DPUC in its applicable rules and regulations. SNET's wholesale tariff, Section 18, further documents requirements for Local Exchange Carrier changes and required End User authorizations.

                  24.2.2 The Parties agree to the re-use of existing network facilities when an End User changes its provider of local exchange service and the network facilities are provided by the same network provider.

25.      COMPLIANCE AND CERTIFICATION

         25.1 Each Party shall comply at its own expense with all Applicable Laws that relate to that Party's obligations to the other Party under this Agreement. Nothing in this Agreement shall be construed as requiring or permitting either Party to contravene any mandatory requirement of Applicable Law.

         25.2 Each Party warrants that it has obtained all necessary state certification required in each state covered by this Agreement prior to ordering any Interconnection, Resale Services, Network Elements, functions, facilities, products and services from the other Party pursuant to this Agreement. Upon request, each Party shall provide proof of certification.

         25.3 Each Party shall be responsible for obtaining and keeping in effect all approvals from, and rights granted by, Governmental Authorities, building and property owners, other carriers, and any other Third Parties that may be required in connection with the performance of its obligations under this Agreement.

         25.4 Each Party represents and warrants that any equipment, facilities or services provided to the other Party under this Agreement comply with the CALEA.

26.      LAW ENFORCEMENT

         26.1 SBC-12 STATE and CLEC shall reasonably cooperate with the other Party in handling law enforcement requests as follows:

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 80 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                  26.1.1   INTERCEPT DEVICES:

                           26.1.1.1 Local and federal law enforcement agencies
                                    periodically request information or
                                    assistance from local telephone service
                                    providers. When either Party receives a
                                    request associated with an End User of the other Party, it shall refer such request to the Party that serves such End User, unless the request directs the receiving Party to attach a pen register, trap-and-trace or form of intercept on the Party's facilities, in which case that Party shall comply with any valid request.

                  26.1.2.  SUBPOENAS:

                           26.1.2.1 If a Party receives a subpoena for
                                    information concerning an End User the Party knows to be an End User of the other Party, it shall refer the subpoena to the Requesting Party with an indication that the other Party is the responsible company, unless the subpoena requests records for a period of time during which the receiving Party was the End User's service provider, in which case that Party will respond to any valid request.

                  26.1.3   EMERGENCIES:

                           26.1.3.1 If a Party receives a request from a law
                                    enforcement agency for a temporary number change, temporary disconnect, or one-way denial of outbound calls by the receiving Party's switch for an End User of the other Party, that Receiving Party will comply with a valid emergency request. However, neither Party shall be held liable for any claims or Losses arising from compliance with such requests on behalf of the other Party's End User and the Party serving such End User agrees to indemnify and hold the other Party harmless against any and all such claims or Losses.

                  26.2 SNET and CLEC shall reasonably cooperate with the other Party in handling law enforcement requests as follows:

                           26.2.1 Each of the Parties agree to comply with the applicable state and federal law enforcement authorities, laws, and requirements, including but not limited to, the Communications Assistance for Law Enforcement Act (CALEA) and to report to applicable State and Federal law enforcement authorities as required by law, the Telecommunications Services and related information provided by each of the Parties in Connecticut.

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 81 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

27.      RELATIONSHIP OF THE PARTIES/INDEPENDENT CONTRACTOR

         27.1 Each Party is an independent contractor, and has and hereby retains the right to exercise full control of and supervision over its own performance of its obligations under this Agreement and retains full control over the employment, direction, compensation and discharge of its employees assisting in the performance of such obligations. Each Party and each Party's contractor(s) shall be solely responsible for all matters relating to payment of such employees, including the withholding or payment of all applicable federal, state and local income taxes, social security taxes and other payroll taxes with respect to its employees, as well as any taxes, contributions or other obligations imposed by applicable state unemployment or workers' compensation acts and all other regulations governing such matters. Each Party has sole authority and responsibility to hire, fire and otherwise control its employees.

         27.2 Nothing contained herein shall constitute the Parties as joint venturers, partners, employees or agents of one another, and neither Party shall have the right or power to bind or obligate the other. Nothing herein will be construed as making either Party responsible or liable for the obligations and undertakings of the other Party. Except for provisions herein expressly authorizing a Party to act for another, nothing in this Agreement shall constitute a Party as a legal representative or agent of the other Party, nor shall a Party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name or on behalf of the other Party unless otherwise expressly permitted by such other Party. Except as otherwise expressly provided in this Agreement, no Party undertakes to perform any obligation of the other Party, whether regulatory or contractual, or to assume any responsibility for the management of the other Party's business.

28.      NO THIRD PARTY BENEFICIARIES; DISCLAIMER OF AGENCY

         28.1 This Agreement is for the sole benefit of the Parties and their permitted assigns, and nothing herein expressed or implied shall create or be construed to create any Third Party beneficiary rights hereunder. This Agreement shall not provide any Person not a party hereto with any remedy, claim, liability, reimbursement, cause of action, or other right in excess of those existing without reference hereto.

29.      ASSIGNMENT

         29.1 CLEC may not assign or transfer (whether by operation of law or otherwise) this Agreement (or any rights or obligations hereunder) to a third person without the prior written consent of SBC-13STATE; provided that CLEC may assign or transfer this Agreement to its Affiliate by providing ninety (90) days' prior written

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 82 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799


                  notice to SBC-13STATE of such assignment or transfer; provided, further, that such assignment is not inconsistent with Applicable Law (including the Affiliate's obligation to obtain proper Commission certification and approvals) or the terms and conditions of this Agreement. Notwithstanding the foregoing, CLEC may not assign or transfer this Agreement (or any rights or obligations hereunder) to its Affiliate if that Affiliate is a party to a separate agreement with SBC-13STATE under Sections 251 and 252 of the Act. Any attempted assignment or transfer that is not permitted is void ab initio.

         29.2 As a condition of any assignment or transfer of this Agreement (or any rights hereunder) that is permitted under or consented to by SBC-13STATE pursuant to this Section 29, CLEC agrees that any change, modification or other activity required for SBC-13STATE to accommodate or recognize the successor to or assignee of CLEC shall be a CLEC Change and shall be subject to Section 4.10. SBC-13STATE shall have no obligation to proceed with such activities nor shall any otherwise acceptable assignment or transfer be effective against SBC-13STATE until the Parties agree upon the charges that apply to such CLEC Change.

         29.3 If during the Term, SBC-13STATE sells, assigns or otherwise transfers any ILEC Territory or ILEC Assets to a person other than an Affiliate or subsidiary, SBC-13STATE shall provide CLEC not less than ninety (90) days prior written notice of such sale, assignment or transfer. Upon the consummation of such sale, assignment or transfer, CLEC acknowledges that SBC-13STATE shall have no further obligations under this Agreement with respect to the ILEC Territories and/or ILEC Assets subject to such sale, assignment or transfer, and that CLEC must establish its own Section 251 and 252 arrangement with the successor to such ILEC Territory and/or ILEC Assets.

30.      DELEGATION TO AFFILIATE

         30.1 Each Party may without the consent of the other Party fulfill its obligations under this Agreement by itself or may cause its Affiliate(s) to take some or all of such actions to fulfill such obligations. Upon such delegation, the Affiliate shall become a primary obligor hereunder with respect to the delegated matter, but such delegation shall not relieve the delegating Party of its obligations as co-obligor hereunder. Any Party which elects to perform its obligations through an Affiliate shall cause its Affiliate to take all action necessary for the performance of such Party's obligations hereunder. Each Party represents and warrants that if an obligation under this Agreement is to be performed by an Affiliate, such Party has the authority to cause such Affiliate to perform such obligation and such Affiliate will have the resources required to accomplish the delegated performance.

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 83 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

31.      SUBCONTRACTING

         31.1 If either Party retains or engages any subcontractor to perform any of that Party's obligations under this Agreement, each Party will remain fully responsible for the performance of this Agreement in accordance with its terms, including any obligations either Party performs through subcontractors.

         31.2 Each Party will be solely responsible for payments due that Party's subcontractors.

         31.3 No subcontractor will be deemed a Third Party beneficiary for any purposes under this Agreement.

         31.4 No contract, subcontract or other agreement entered into by either Party with any Third Party in connection with the provision of Interconnection, Resale Services, Network Elements, functions, facilities, products and services hereunder will provide for any indemnity, guarantee or assumption of liability by the other Party to this Agreement with respect to such arrangement, except as consented to in writing by the other Party.

         31.5 Any subcontractor that gains access to CPNI or Proprietary Information covered by this Agreement shall be required by the subcontracting Party to protect such CPNI or Proprietary Information to the same extent the subcontracting Party is required to protect such CPNI or Proprietary Information under the terms of this Agreement.

32.      HAZARDOUS SUBSTANCES AND RESPONSIBILITY FOR
         ENVIRONMENTAL CONTAMINATION

         32.1 Each Party will be solely responsible at it own expense for the proper handling, storage, transport, treatment, disposal and use of all Hazardous Substances by such Party and its contractors and agents. "Hazardous Substances" includes those substances:

                  32.1.1 included within the definition of hazardous substance, hazardous waste, hazardous material, toxic substance, solid waste or pollutant or contaminant under any Applicable Law, and

                  32.1.2 listed by any governmental agency as a hazardous substance.

         32.2 CLEC will in no event be liable to SBC-13 STATE for any costs whatsoever resulting from the presence or release of any environmental hazard, including Hazardous Substances, that CLEC did not introduce to the affected work location. SBC-13STATE will indemnify, defend (at CLEC's request) and hold CLEC and

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 84 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                  each of its officers, directors and employees harmless from and against any Loss that arises out of or results from:

                  32.2.1 Any Environmental Hazard that SBC-13STATE, its contractors or agents introduce to the work locations, or

                  32.2.2 The presence or Release of any Environmental Hazard for which SBC-13STATE is responsible under Applicable Law.

         32.2 SBC-13STATE will in no event be liable to CLEC for any costs whatsoever resulting from the presence or Release of any Environmental Hazard that SBC-13STATE did not introduce to the affected work location. CLEC will indemnify, defend (at SBC-13STATE's request) and hold SBC-13STATE and each of its officers, directors and employees harmless from and against any Loss that arises out of or results from:

                  32.3.1 any Environmental Hazard that CLEC, its contractors or agents introduce to the work locations, or

                  32.3.2 the presence or Release of any Environmental Hazard for which CLEC is responsible under Applicable Law.

33.      FORCE MAJEURE

         33.1 No Party shall be responsible for delays or failures in performance of any part of this Agreement (other than an obligation to make money payments) resulting from acts or occurrences beyond the reasonable control of such Party, including acts of nature, acts of civil or military authority, any law, order, regulation, ordinance of any Governmental Authority, embargoes, epidemics, terrorist acts, riots, insurrections, fires, explosions, earthquakes, nuclear accidents, hurricanes, floods, work stoppages, equipment failures, cable cuts, power blackouts, volcanic action, other major environmental disturbances, unusually severe weather conditions, inability to secure products or services of other persons or transportation facilities or acts or omissions of transportation carriers (individually or collectively, a "FORCE MAJEURE EVENT") or any Delaying Event caused by the other Party or any other circumstances beyond the Party's reasonable control. If a Force Majeure Event shall occur, the Party affected shall give prompt notice to the other Party of such Force Majeure Event specifying the nature, date of inception and expected duration of such Force Majeure Event, whereupon such obligation or performance shall be suspended to the extent such Party is affected by such Force Majeure Event during the continuance thereof or be excused from such performance depending on the nature, severity and duration of such Force Majeure Event (and the other Party shall likewise be excused from performance of its obligations to

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 85 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                  the extent such Party's obligations relate to the performance so interfered with). The affected Party shall use its reasonable efforts to avoid or remove the cause of nonperformance and the Parties shall give like notice and proceed to perform with dispatch once the causes are removed or cease.

34.      TAXES

         34.1     The tax provisions set forth below apply as indicated:

                  34.1.1   TAXES - SWBT-TX

                           34.1.1.1 Each Party purchasing services hereunder shall pay or otherwise be responsible for all federal, state, or local sales, use, excise, gross receipts, municipal fees, transaction or similar taxes, fees, or surcharges (hereinafter "TAX") levied against or upon such purchasing Party (or the providing Party when such providing Party is permitted by applicable law to pass along to the purchasing Party such taxes, fees, or surcharges), except for any Tax on either Party's corporate existence, status, or income.

                  34.1.2   TAXES - SWBT-MOKA

                           34.1.2.1 Each Party purchasing services hereunder
                                    shall pay or otherwise be responsible for all federal, state, or local sales, use, excise, gross receipts, municipal fees, transaction or similar taxes, fees or surcharges (hereinafter "TAX") imposed on or with respect to the services provided by or to such Party, except for any Tax on either Party's corporate existence, status, or income.

                  34.1.3   TAXES - PACIFIC

                           34.1.3.1 Each Party purchasing services hereunder shall pay or otherwise be responsible for all federal, state, or local sales, use, excise, gross receipts, utility user, municipal fees, transaction or similar taxes, fees, or surcharges (hereinafter "TAX") imposed on or with respect to the services provided by or to such Party, except for any Tax on either Party's corporate existence, status, or income.

                  34.1.4   TAXES - NEVADA

                           34.1.4.1 Each Party purchasing services hereunder shall pay or otherwise be responsible for all federal, state, or local sales, use, excise, gross receipts, municipal fees, transaction or similar taxes, fees,

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 86 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                                    or surcharges (hereinafter "TAX") imposed on or with respect to the services provided by or to such Party, except for any Tax on either Party's corporate existence, status, or income.

                  34.1.5   TAXES - SNET

                           34.1.5.1 Each Party purchasing services hereunder
                                    shall pay or otherwise be responsible for all federal, state, or local sales, use, excise, gross receipts, transaction or similar taxes, fees, or surcharges (hereinafter "TAX") levied against or upon such purchasing party (or the providing Party when such providing Party is permitted by applicable law to pass along to the purchasing party such taxes, fees, or surcharges), except for any Tax on either party's corporate existence, status, or income.

                  34.1.6   TAXES - SBC-AMERITECH

                           34.1.6.1 Each Party purchasing services hereunder
                                    shall pay or otherwise be responsible for all federal, state, or local sales, use, excise, gross receipts, transaction or similar taxes, fees or surcharges levied against or upon such purchasing Party (or the providing Party when such providing Party is permitted to pass along to the purchasing Party such taxes, fees or surcharges), except for any tax on either Party's corporate existence, status or income. To the extent that a Party includes gross receipts taxes in any of the charges or rates of services provided hereunder, no additional gross receipts taxes shall be levied against or upon the purchasing Party.

         34.2     TAXES - SBC-13STATE

                  34.2.1 Whenever possible, Tax amounts shall be billed as a separate item on the invoice. To the extent a sale is claimed to be for resale tax exemption, the purchasing Party shall furnish the providing Party a proper resale tax exemption certificate as authorized or required by statute or regulation by the jurisdiction providing said resale tax exemption. Failure to timely furnish said resale tax exemption certificate will result in no exemption being available to the purchasing Party for any charges invoiced by the providing Party prior to the date the purchasing Party furnishes the providing Party a valid resale tax exemption certificate.

                  34.2.2 With respect to any purchase of Interconnection, Resale Services, Network Elements, functions, facilities, products and services under this

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 87 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                           Agreement, if any Tax is required or permitted by Applicable Law to be collected from the purchasing Party by the providing Party, then:

                           34.2.2.1 The providing Party shall bill the
                                    purchasing Party for such Tax;

                           34.2.2.2 The purchasing Party shall remit such Tax to
                                    the providing Party; and

                           34.2.2.3 The providing Party shall remit such
                                    collected Tax to the applicable taxing
                                    authority.

                  34.2.3 With respect to any purchase hereunder of Interconnection, Resale Services, Network Elements, functions, facilities, products and services that are resold to a Third Party, if any Tax is imposed by applicable law on the End User in connection with any such purchase, then:

                           34.2.3.1 The purchasing Party shall be required to
                                    impose and/or collect such Tax from the End
                                    User; and

                           34.2.3.2 The purchasing Party shall remit such Tax to
                                    the applicable taxing authority.

                           34.2.3.3 The purchasing Party agrees to indemnify and
                                    hold harmless the providing Party on an
                                    after tax basis for any costs incurred by the providing Party as a result of actions taken by the applicable taxing authority to collect the Tax from the providing Party due to the failure of the purchasing Party to pay or collect and remit such Tax to such authority.

                  34.2.4 If the providing Party fails to collect any Tax as required herein, then, as between the providing Party and the purchasing Party:

                           34.2.4.1 The purchasing Party shall remain liable for
                                    such uncollected Tax; and

                           34.2.4.2 The providing Party shall be liable for any
                                    penalty and interest assessed with respect to such uncollected Tax by such authority.

                           34.2.4.3 However, if the purchasing Party fails to
                                    pay any Taxes properly billed, then, as
                                    between the providing Party and the
                                    purchasing Party, the purchasing Party will be solely responsible for payment of the Taxes, penalty and interest.

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 88 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                  34.2.5 If the purchasing Party fails to impose and/or collect any Tax from End Users as required herein, then, as between the providing Party and the purchasing Party, the purchasing Party shall remain liable for such uncollected Tax and any interest and penalty assessed thereon with respect to the uncollected Tax by the applicable taxing authority. With respect to any Tax that the purchasing Party has agreed to pay or impose on and/or collect from End Users, the purchasing Party agrees to indemnify and hold harmless the providing Party on an after tax basis for any costs incurred by the providing Party as a result of actions taken by the applicable taxing authority to collect the Tax from the providing Party due to the failure of the purchasing Party to pay or collect and remit such Tax to such authority.

                  34.2.6 The Party obligated to pay any Tax may contest the same in good faith, at its own expense, and shall be entitled to the benefit of any refund or recovery; provided that such contesting Party shall not permit any lien to exist on any asset of the other Party by reason of such contest. The Party obligated to collect and remit shall cooperate in any such contest by the other Party. As a condition of contesting any Tax due hereunder, the contesting Party agrees to be liable and indemnify and reimburse the other Party for:

                           34.2.6.1 any additional amounts that may be due by
                                    reason of such contest, including any
                                    interest and penalties; and

                           34.2.6.2 all costs of cooperating with the contesting
                                    Party in any such contest.

35.      NON-WAIVER

         35.1 Except as otherwise specified in this Agreement, no waiver of any provision of this Agreement and no consent to any default under this Agreement shall be effective unless the same is in writing and properly executed by or on behalf of the Party against whom such waiver or consent is claimed. Waiver by either Party of any default by the other Party shall not be deemed a waiver of any other default. Failure of either Party to insist on performance of any term or condition of this Agreement or to exercise any right or privilege hereunder shall not be construed as a continuing or future waiver of such term, condition, right or privilege. No course of dealing or failure of any Party to strictly enforce any term, right, or condition of this Agreement in any instance shall be construed as a general waiver or relinquishment of such term, right or condition.

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 89 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

36.      NETWORK MAINTENANCE AND MANAGEMENT

         36.1 The Parties will work cooperatively to implement this Agreement. The Parties will exchange appropriate information (for example, maintenance contact numbers, network information, information required to comply with law enforcement and other security agencies of the Government, escalation processes, etc.) to achieve this desired result.

         36.2 Each Party will administer its network to ensure acceptable service levels to all users of its network services. Service levels are generally considered acceptable only when End Users are able to establish connections with little or no delay encountered in the network. Each Party will provide a 24-hour contact number for Network Traffic Management issues to the other's surveillance management center.

         36.3 Each Party maintains the right to implement protective network traffic management controls, such as "cancel to", "call gapping" or 7-digit and 10-digit code gaps, to selectively cancel the completion of traffic over its network, including traffic destined for the other Party's network, when required to protect the public-switched network from congestion as a result of occurrences such as facility failures, switch congestion or failure or focused overload. Each Party shall immediately notify the other Party of any protective control action planned or executed.

         36.4 Where the capability exists, originating or terminating traffic reroutes may be implemented by either Party to temporarily relieve network congestion due to facility failures or abnormal calling patterns. Reroutes shall not be used to circumvent normal trunk servicing. Expansive controls shall be used only when mutually agreed to by the Parties.

         36.5 The Parties shall cooperate and share pre-planning information regarding cross-network call-ins expected to generate large or focused temporary increases in call volumes to prevent or mitigate the impact of these events on the public-switched network, including any disruption or loss of service to other End User. Facsimile (FAX) numbers must be exchanged by the Parties to facilitate event notifications for planned mass calling events.

         36.6 Neither Party shall use any Interconnection, Resale Service, Network Element, function, facility, product or service provided under this Agreement or any other service related thereto or used in combination therewith in any manner that interferes with any Party in the use of such Party's Telecommunications

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 90 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                  Service,prevents any Party from using its Telecommunications Service, impairs the quality of Telecommunications Service to other carriers or to either Party's End Users, causes electrical hazards to either Party's personnel, damage to either Party's facilities or equipment or malfunction of either Party's ordering or billing systems or equipment. Upon such occurrence either Party may discontinue or refuse service, but only for so long as the other Party is violating this provision. Upon such violation, either Party shall provide the other Party notice of the violation at the earliest practicable time.

 37.     SIGNALING

         37.1 The Parties will Interconnect their networks using SS7 signaling as defined in GR-000317-CORE and GR-000394-CORE, including ISDN User Part (ISUP) for trunk signaling and Transaction Capabilities Application Part (TCAP) for CCS-based features in the Interconnection of their networks. Each Party may establish CCS interconnections either directly and/or through a Third Party. If CCS interconnection is established through a Third Party, the rates, terms, and conditions of the Parties' respective tariffs will apply. If CCS interconnection is established directly between CLEC and SBC-13STATE, the rates, terms, and conditions of Appendix SS7 will apply.

         37.2 The Parties will cooperate in the exchange of TCAP messages to facilitate full interoperability of CCS-based features between their respective networks, including all CLASS features and functions, to the extent each Party offers such features and functions to its own End Users. All CCS signaling parameters deployed by both Parties will be provided including CPN. All privacy indicators will be honored.

38.      TRANSMISSION OF TRAFFIC TO THIRD PARTIES

         38.1 CLEC will not send to SBC-13STATE local traffic that is destined for the network of a Third Party unless CLEC has the authority to exchange traffic with that Third Party.

39.      CUSTOMER INQUIRIES

         39.1 Each Party will refer all questions regarding the other Party's services or products directly to the other Party at a telephone number specified by that Party.

         39.2 Each Party will ensure that all of its representatives who receive inquiries regarding the other Party's services:

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 91 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                  39.2.1 Provide the number described in Section 39.1 to callers who inquire about the other Party's services or products; and

                  39.2.2 Do not in any way disparage or discriminate against the other Party or its products or services.

         39.3 Except as otherwise provided in this Agreement, CLEC shall be the primary point of contact for CLEC's End Users with respect to the services CLEC provides such End Users.

         39.4 CLEC acknowledges that SBC-13STATE may, upon End User request, provide services directly to such End User similar to those offered to CLEC under this Agreement.

40.      EXPENSES

         40.1 Except as expressly set forth in this Agreement, each Party will be solely responsible for its own expenses involved in all activities related to the matters covered by this Agreement.

         40.2 SBC-12STATE and CLEC shall each be responsible for one-half (1/2) of expenses payable to a Third Party for Commission fees or other charges (including regulatory fees and any costs of notice or publication, but not including attorney's fees) associated with the filing of this agreement.

41.      CONFLICT OF INTEREST

         41.1 The Parties represent that no employee or agent of either Party has been or will be employed, retained, paid a fee, or otherwise received or will receive any personal compensation or consideration from the other Party, or any of the other Party's employees or agents in connection with the negotiation of this Agreement or any associated documents.

42.      SURVIVAL

         42.1 The Parties' obligations under this Agreement which by their nature are intended to continue beyond the termination or expiration of this Agreement shall survive the termination or expiration of this Agreement. Without limiting the general applicability of the foregoing, the following terms and conditions of the General Terms and Conditions are specifically agreed by the Parties to continue beyond the termination or expiration of this Agreement: Section 5.5;
                  Section 5.6, Section 7.3; Section 8.1; Section 8.4; Section 8.5; Section 8.6; Section 8.7; Section 10, Section 11; Section 13; Section 14; Section 15; Section 16.1; Section 18; Section

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 92 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                  19; Section 20; Section 22; Section 25.4; Section 26.1.3;
                  Section 32; Section 34 and Section 42.

43.      SCOPE OF AGREEMENT

         43.1 This Agreement is intended to describe and enable specific Interconnection and compensation arrangements between the Parties. This Agreement is the arrangement under which the Parties may purchase from each other the products and services described in Section 251 of the Act and obtain approval of such arrangement under Section 252 of the Act. Except as agreed upon in writing, neither Party shall be required to provide the other Party a function, facility, product, service or arrangement described in the Act that is not expressly provided herein.

         43.2 Except as specifically contained herein or provided by the FCC or any Commission within its lawful jurisdiction, nothing in this Agreement shall be deemed to affect any access charge arrangement.

44.      AMENDMENTS AND MODIFICATIONS

         44.1 No provision of this Agreement shall be deemed amended or modified by either Party unless such an amendment or modification is in writing, dated, and signed by an authorized representative of both Parties. The rates, terms and conditions contained in the amendment shall become effective upon approval of such amendment by the appropriate Commissions.

         44.2 Neither Party shall be bound by any preprinted terms additional to or different from those in this Agreement that may appear subsequently in the other Party's form documents, purchase orders, quotations, acknowledgments, invoices or other communications.

45.      APPENDICES INCORPORATED BY REFERENCE

         45.1     ACCESS TO RIGHTS-OF-WAY -- SECTION 251(B)(4)

                  45.1.1 SBC-13STATE- shall provide to CLEC access to Poles, Conduits and Rights of Ways pursuant to the applicable Appendix ROW, which is/are attached hereto and incorporated herein by reference.

         45.2     COLLOCATION -- SECTION 251(c)(6)

                  45.2.1 Collocation will be provided pursuant to the applicable Appendix Collocation, which is attached hereto and incorporated herein by reference.

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 93 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

         45.3     DATABASE ACCESS

                  45.3.1 SBC13STATE shall provide to CLEC nondiscriminatory access to databases and associated signaling necessary for call routing and completion pursuant to the applicable Appendix UNE, which IS/ARE attached hereto and incorporated herein by reference.

         45.4     DIALING PARITY -- SECTION 251(b)(3)

                  45.4.1 The Parties shall provide Local Dialing Parity to each other as required under Section 251(b)(3) of the Act.

                  45.4.2 SBC12STATE shall provide IntraLATA Dialing Parity in accordance with Section 271(e)(2) of the Act.

         45.5 INTERCONNECTION PURSUANT TO SECTION 251(C)(2)(A),(B),(C); 47 CFR SECTON 51.305(A)(1)

                  45.5.1 SBC-13STATE shall provide to CLEC Interconnection of the Parties' facilities and equipment for the transmission and routing of Telephone Exchange Service traffic and Exchange Access traffic pursuant to the applicable Appendix ITR, which IS/ARE attached hereto and incorporated herein by reference. Methods for Interconnection and Physical Architecture shall be as defined in the applicable Appendix NIM, which IS/ARE attached hereto and incorporated herein by reference.

         45.6     NUMBER PORTABILITY -- SECTIONS 251(b)(2

                  45.6.1 The Parties shall provide to each other Permanent Number Portability (PNP) on a reciprocal basis as outlined in the applicable Appendix Number Portability, which IS/ARE attached hereto and incorporated herein by reference.

         45.7     OTHER SERVICES

                  45.7.1   911 AND E911 SERVICES

                           45.7.1.1 SBC-13STATE will make nondiscriminatory access to 911 and E911 services available under the terms and conditions of the applicable Appendix 911, which IS/ARE attached hereto and incorporated herein by reference.

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 94 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                  45.7.2   AIN

                           45.7.2.1 One or more of the ILECs making up
                                    SBC-13STATE have deployed a set of AIN
                                    features and functionalities unique to the particular ILEC(s). As such, the AIN network architecture, methods of access and manner of provisioning are specific to that ILEC or those ILECs. Accordingly, any request for AIN access pursuant to this Agreement must be reviewed for technical feasibility, with all rates, terms and conditions related to such request to be determined on an individual case basis and to be negotiated between the Parties. Upon request by CLEC, and where technically feasible, SBC-13STATE will provide CLEC with access to SBC-13STATE's Advanced Intelligent Network
                                    (AIN) platform, AIN Service Creation
                                    Environment (SCE) and AIN Service Management
                                    System (SMS) based upon ILEC-specific rates, terms, conditions and means of access to be negotiated by the Parties pursuant to
                                    Section 252 of the Act, and incorporated into this Agreement by Appendix or amendment, as applicable, subject to approval by the appropriate state Commission.

                  45.7.3   DIRECTORY ASSISTANCE (DA)

                           45.7.3.1 SBC-13STATE will provide nondiscriminatory
                                    access to Directory Assistance services
                                    under the terms and conditions identified in the applicable Appendix DA, which IS/ARE attached hereto and incorporated herein by reference.

                  45.7.4   HOSTING

                           45.7.4.1 At CLEC's request, SBC-SWBT and
                                    SBC-AMERITECH shall perform hosting
                                    responsibilities for the provision of
                                    billable message data and/or access usage data received from CLEC for distribution to the appropriate billing and/or processing location or for delivery to CLEC of such data via SBC-SWBT's and SBC-AMERITECH's internal network or the nationwide CMDS network pursuant to the applicable Appendix HOST, which IS/ARE attached hereto and incorporated herein by reference.

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 95 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                  45.7.5   OPERATOR SERVICES (OS)

                           45.7.5.1 SBC-13STATE shall provide nondiscriminatory
                                    access to Operator Services under the terms and conditions identified in the applicable Appendix OS, which IS/ARE attached hereto and incorporated herein by reference.

                  45.7.6   SIGNALING SYSTEM 7 INTERCONNECTION

                           45.7.6.1 At CLEC's request, SBC-13STATE shall perform
                                    SS7 interconnection services for CLEC
                                    pursuant to the applicable Appendix SS7, which IS/ARE attached hereto and incorporated herein by reference.

                  45.7.7   PUBLISHING AND DIRECTORY

                           45.7.7.1 SBC-13STATE will make nondiscriminatory
                                    access to Publishing and Directory service available under the terms and conditions of the applicable Appendix White Pages, which IS/ARE attached hereto and incorporated herein by reference.

                  45.7.8   RESALE--SECTIONS 251(B)(1)

                           45.7.8.1 SBC-13STATE shall provide to CLEC
                                    Telecommunications Services for resale at wholesale rates pursuant to the applicable Appendix Resale, which IS/ARE attached hereto and incorporated herein by reference.

                  45.7.9 TRANSMISSION AND ROUTING OF SWITCHED ACCESS TRAFFIC PURSUANT TO 251(C)(2)

                           45.7.9.1 SBC-13STATE shall provide to CLEC certain
                                    trunk groups (Meet Point Trunks) under
                                    certain parameters pursuant to the
                                    applicable Appendix ITR, which IS/ARE
                                    attached hereto and incorporated herein by reference.

                  45.7.10 TRANSMISSION AND ROUTING OF TELEPHONE EXCHANGE SERVICE TRAFFIC PURSUANT TO SECTION 251(C)(2)(D); 252(D)(1) AND (2); 47 CFR SECTIN 51.305(A)(5).

                           45.7.10.1The applicable Appendix Compensation, which
                                    IS/ARE attached hereto and incorporated
                                    herein by reference, prescribe traffic
                                    routing parameters for Local Interconnection
                                    Trunk Group(s) the Parties shall establish over the Interconnections specified in the

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 96 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                                    applicable Appendix ITR, which IS/ARE
                                    attached hereto and incorporated herein by reference.

                  45.7.11UNBUNDLED NETWORK ELEMENTS -- SECTIONS 251(C)(3)

                           45.7.11.1Pursuant to the applicable Appendix UNE,
                                    which IS/ARE attached hereto and
                                    incorporated herein by reference,
                                    SBC-13STATE will provide CLEC access to
                                    Unbundled Network elements for the provision of Telecommunications Service as required by Sections 251 and 252 of the Act and in the Appendices hereto. CLEC agrees to provide access to its Network Elements to SBC-13STATE under the same terms, conditions and prices contained herein and in the applicable Appendices hereto.

46.      AUTHORITY

         46.1 Each of the SBC Parties represents and warrants that it is a corporation duly organized, validly existing and in good standing under the laws of their respective states of incorporation. SBC COMMUNICATIONS INC., represents and warrants that it has full power and authority to execute and deliver this Agreement as agent for the SBC Parties. Each of the SBC Parties that is an ILEC represents and warrants that it has full power and authority to perform its obligations hereunder.

         46.2 CLEC represents and warrants that it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. CLEC represents and warrants that it has been or will be certified as a LEC by the Commission(s) prior to submitting any orders hereunder and is or will be authorized to provide the Telecommunications Services contemplated hereunder in the territory contemplated hereunder prior to submission of orders for such Service.

         46.3 Each Person whose signature appears below represents and warrants that he or she has authority to bind the Party on whose behalf he or she has executed this Agreement.

47.      COUNTERPARTS

         47.1 This Agreement may be executed in counterparts. Each counterpart shall be considered an original and such counterparts shall together constitute one and the same instrument.

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 97 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

48.      ENTIRE AGREEMENT

         48.1     SBC-12STATE

                  48.1.1 The terms contained in this Agreement and any Appendices, Attachments, Exhibits, Schedules, and Addenda constitute the entire agreement between the Parties with respect to the subject matter hereof, superseding all prior understandings, proposals and other communications, oral or written.

         48.2     SNET

                  48.2.1 The terms contained in this Agreement and any Appendices, Attachments, Exhibits, Schedules, Addenda, Commission approved tariffs and other documents or instruments referred to herein and incorporated into this Agreement by reference constitute the entire agreement between the Parties with respect to the subject matter hereof, superseding all prior understandings, proposals and other communications, oral or written.

                                        GENERAL TERMS AND CONDITIONS-SBC-13STATE
                                                                   PAGE 98 OF 98
                                           SBC-13STATE/BIRCH TELECOM OF OKLAHOMA
                                                                          120799

                              SBC-13STATE AGREEMENT
                                   SIGNATURES


BIRCH TELECOM OF OKLAHOMA, INC.             SOUTHWESTERN BELL TELEPHONE COMPANY
                                            BY SBC TELECOMMUNICATIONS, INC.,
                                            ITS AUTHORIZED AGENT

Signature: /s/ Gregory C. Lawhon            Signature: /s/ Larry B. Cooper
          --------------------------                  --------------------------
Name: Gregory C. Lawhon                     Name: Larry B. Cooper
     -------------------------------             -------------------------------
(Print or Type)                             (Print or Type)

Title: Senior Vice President                Title:  President - Industry Markets
      ------------------------------
(Print or Type)

Date: January 24, 2000                       Date: January 27, 2000
     -------------------------------               -----------------------------

AECN/OCN#
          --------------------------
(Facility Based - if applicable)